                          X-COM PREMIER S&P 500 FUND









                                 ANNUAL REPORT
                               December 31, 1999











                                                                 X.COM FUNDS

Dear Shareholder:

Thank you for investing in X.com Funds.

This Annual Report covers the short period of time since X.com launched the mutual funds on November 18, 1999. It is the first report of its kind for X.com Funds.

The three mutual funds comprising X.com Funds are designed to be the first building blocks of an individual's investment portfolio. Our choice of Barclays Global Fund Advisors master/feeder fund structure provides you with the expertise of one of the largest investment advisors in the world. The structure and content of these master funds (in which our funds invest) is also outlined in this annual report.

1999 was a year when stock prices soared (the S & P 500 Index gained 21.04/%) while bond prices fell (the Lehman Brothers Government/Corporate Bond Index declined 2.15%). This suggests that both market and sector diversification remains a smart and prudent strategy to follow. Recognizing the importance of diversification, X.com Funds will be offering additional investment choices later this year. In the meantime, be sure to check out our site often as we expand and improve the products and services offered to our customers.

Thanks again for choosing X.com Funds.



Elon Musk, Chairman

X.com Premier S&P 500 Fund

Portfolio Manager Commentary - 4/th/ Quarter 1999
-------------------------------------------------

The S&P 500 Index enjoyed a robust fourth quarter, driven largely by strong performance in the technology sector. After dropping in the first two weeks of the quarter amid inflationary fears, the index participated in technology-led rallies in the second half of October and again in the second half of December, gaining 14.88% for the quarter. Returns for the year were 21.04%.

The fourth quarter began with continued concerns of an overheated US economy. Most notably, the Producer Price Index for September rose 1.1%, well above the anticipated 0.5% increase. However, the following weeks witnessed more encouraging economic news: third quarter Gross Domestic Product (GDP) grew at an annual rate of 4.8%, in line with the 4.7% forecast. More importantly, the GDP implicit price deflator, a measure of inflation, rose 0.9%, well below the expected 1.2%. Also of significance, the Employment Cost Index (ECI) for the third quarter rose 0.8%, below the forecasted 0.9%, indicating that low unemployment rates have not translated into substantial wage increases. On November 16, the Federal Open Market Committee increased the Federal Funds rate by 0.25 to 5.5% and adopted a neutral bias, indicating that no additional tightening was planned for the near term.

The technology sector was the most significant contributor to the market's performance in the fourth quarter, returning 34.41%. In October, markets were buoyed by Microsoft Corp's announced operating profits of 38 cents per share versus expectations of 34 cents. This bullish news led the way to a rally in the technology sector in the second half of the month. Qualcomm Inc., a manufacturer of communications technologies and products, returned 62.5% in November and 277.12% for the quarter after announcing that its net income for the third quarter more than quadrupled. Yahoo! Inc., a global Internet media company, was added to the S&P 500 after the close of trading on December 7. On the following day the stock was up 7% and went on to gain 103% for the month of December.

As the strength of the technology sector suggests, growth stocks sharply outperformed value stocks in the fourth quarter: growth stocks gained 19.74%, compared to 8.97% for value.

X.com Premier S&P 500 Fund
Statement of Assets and Liabilities
December 31, 1999
===============================================================================

ASSETS
Investments:
Investment in Master Investment Portfolio -
    S&P 500 Index Master Portfolio, at market value (Note 1)....    $   242,031
Receivables:
Fund shares sold................................................          7,102
Due from X.com (Note 2).........................................              8
                                                                    -----------
    Total Assets................................................        249,141
                                                                    -----------

LIABILITIES
Payables:
Fund shares redeemed............................................         11,089
                                                                    -----------
    Total Liabilities...........................................         11,089
                                                                    -----------

TOTAL NET ASSETS................................................    $   238,052
                                                                    ===========

Net assets consist of:
Paid-in capital.................................................        228,701
Undistributed net investment income.............................            182
Undistributed net realized gain on investments..................             97
Net unrealized appreciation of investments......................          9,072
                                                                    -----------
TOTAL NET ASSETS................................................    $   238,052
                                                                    ===========

CAPITAL SHARES:
Net Assets......................................................    $   238,052
Shares Outstanding..............................................         20,713

Net Asset Value, Offering Price and Redemption Price per Share..    $     11.49
                                                                    ===========

  The accompanying notes are an integral part of these financial statements.

X.com Premier S&P 500 Fund
Statement of Operations

================================================================================

                                                                                            Period from
                                                                                         November 18, 1999
                                                                                          (commencement of
                                                                                           operations) to
                                                                                         December 31, 1999
                                                                                         -----------------
NET INVESTMENT INCOME:
ALLOCATED FROM MASTER INVESTMENT PORTFOLIO
          Dividends...................................................................   $              83
          Interest....................................................................                  26
          Expenses (Note 2)...........................................................                  (4)
                                                                                         -----------------
Net Investment Income Allocated from
     Master Investment Portfolio......................................................                 105
                                                                                         -----------------

OTHER INCOME:
          Contribution from adviser (Note 2)..........................................                   1
                                                                                         -----------------

EXPENSES (NOTE 2):
Management fees.......................................................................                  18
                                                                                         -----------------
          Total expenses..............................................................                  18
                                                                                         -----------------
Less:
     Fees reimbursed by X.com (Note 2)................................................                 (22)
                                                                                         -----------------
          Net expenses................................................................                  (4)
                                                                                         -----------------
NET INVESTMENT INCOME.................................................................                 110
                                                                                         -----------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS ALLOCATED FROM
     MASTER INVESTMENT PORTFOLIO
Net realized gain on sale of investments..............................................                  60
Net change in unrealized appreciation of investments..................................               9,072
                                                                                         -----------------
Net Gain on Investments Allocated from
     Master Investment Portfolio......................................................               9,132
                                                                                         -----------------

NET INCREASE IN NET ASSETS RESULTING FROM
     OPERATIONS.......................................................................   $           9,242
                                                                                         =================

The accompanying notes are an integral part of these financial statements.

X.com Premier S&P 500 Fund
Statement of Changes in Net Assets

================================================================================

                                                                              Period from
                                                                           November 18, 1999
                                                                           (commencement of
                                                                            operations) to
                                                                           December 31, 1999
                                                                           -----------------
INCREASE IN NET ASSETS
Operations:
Net investment income..................................................    $             110
Net realized gain on sale of investments...............................                   60
Net change in unrealized appreciation of investments...................                9,072
                                                                           -----------------
Net increase in net assets resulting from operations ..................                9,242
                                                                           -----------------

Capital Share Transactions:
Net proceeds from sale of shares.......................................              307,436
Net asset value of shares issued to shareholders in reinvestment
     of dividends and distributions....................................                    -
Cost of shares redeemed................................................              (78,626)
                                                                           -----------------
Net increase in net assets from capital share transactions.............              228,810
                                                                           -----------------

Net Increase in Net Assets.............................................              238,052

NET ASSETS:
Beginning of period (November 18, 1999) ...............................                    -
                                                                           -----------------
End of period (including undistributed net investment income of $182)..    $         238,052
                                                                           =================

SHARE TRANSACTIONS:
Number of shares sold..................................................               27,699
Number of shares issued through reinvestment of dividends
     and distributions.................................................                    -
Number of shares redeemed..............................................               (6,986)
                                                                           -----------------
Net increase in shares outstanding.....................................               20,713
                                                                           =================

  The accompanying notes are an integral part of these financial statements.

X.com Premier S&P 500 Fund
Financial Highlights

================================================================================

                                                                                             Period from
                                                                                          November 18, 1999
                                                                                           (commencement of
                                                                                           operations) to
                                                                                          December 31, 1999
                                                                                          -----------------
For a Share Outstanding for the Period

Net Asset Value, beginning of period...................................................   $           11.01
                                                                                          -----------------
Income from investment operations:
     Net investment income.............................................................                0.01
     Net realized and unrealized gain on investments...................................                0.47
     Total income from investment operations...........................................                0.48
                                                                                          -----------------

Less dividends and distributions to shareholders:
     Dividends from net investment income..............................................                   -
     Distributions from net realized gains.............................................                   -
                                                                                          -----------------
     Total dividends and distributions.................................................                   -
                                                                                          -----------------

Net asset value, end of period.........................................................   $           11.49
                                                                                          =================

Total return...........................................................................                4.36% *

Ratios / Supplemental Data:
     Net assets, end of period (000s omitted)..........................................   $             238
     Ratio of expenses to average net assets (1).......................................                0.00% **
     Ratio of net investment income to average net assets (2)..........................                1.40% **

---------------------------------------------------------------------------------------------------------------
(1)  Ratio of expenses to average net assets prior to
     reimbursement of fees.............................................................                0.28% **
(2)  Ratio of net investment income to average net
     assets prior to reimbursement of fees.............................................                1.12% **
---------------------------------------------------------------------------------------------------------------

*  Not annualized.
** Annualized.

The accompanying notes are an integral part of these financial statements.

X.COM PREMIER S&P 500 FUND
NOTES TO THE FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     X.com Premier S&P 500 Fund (the "Fund") is one of a diversified series of X.com Funds (the "Trust"), a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was established as a Delaware business trust organized pursuant to a Declaration of Trust on June 3, 1999.

     The investment objective of the Premier S&P 500 Fund is to approximate as closely as practicable, before fees and expenses, the capitalization-weighted total rate of return of the Standard and Poor's 500 Composite Stock Price Index.

     The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

          Investment Policy and Security Valuation

     The Fund is a "feeder" fund in a "master-feeder" structure. Instead of investing directly in individual securities, a feeder fund, which is offered to the public, invests in a Master Portfolio that has substantially the same investment objective as the feeder fund. It is the Master Portfolio that actually invests in the individual securities. The Fund pursues its investment objective by investing all of its assets in the S&P 500 Index Master Portfolio
(a "Master Portfolio") a separate series of Master Investment Portfolio.   The
value of the Fund's investment in the Master Portfolio reflects the Fund's interest in the net assets of the Master Portfolio. As of December 31, 1999, the value of the Fund's investment in the Master Portfolio was 0.01% of the outstanding interests of the S&P 500 Index Master Portfolio. Investments of the Master Portfolio are valued at the last reported sale price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any securities, restricted securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies approved by the Master Portfolios' Board of Trustees.

          Security Transactions and Income Recognition

     Security transactions are accounted for by the Master Portfolio on the date the securities are purchased or sold (trade date). Revenue is recognized by the Master Portfolio as follows: dividend income is recognized on the ex-dividend date and interest income is recognized on a daily accrual basis. Realized gains and losses are reported on the basis of identified cost of securities delivered. Bond discounts and premiums are accreted or amortized, respectively, as required by the Internal Revenue Code of 1986, as amended (the "Code"). All net investment income and realized and unrealized capital gains and losses of the Master Portfolio are allocated as required by the Code.

     The performance of the Fund is directly affected by the performance of the corresponding Master Portfolio. The financial statements of the Master Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

          Dividends and Distributions to Shareholders

     Dividends to shareholders from net investment income of the Fund are declared and distributed quarterly. Distributions to shareholders from any net realized capital gains are declared and distributed annually, generally in December.

     Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Fund.

          Federal Income Taxes

     The Fund is treated as a separate entity for federal income tax purposes. It is the policy of each fund to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to distribute annually all of its investment company taxable income and any net capital gains (taking into account capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal taxes was required at December 31, 1999.

2.   AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     X.com Asset Management, Inc. ("XAM"), a wholly owned subsidiary of X.com Corporation ("X.com") serves as the Funds' investment adviser. For both their advisory and administrative services, XAM is paid a "unified" fee from the Fund at an annual rate of 0.23% of the Fund's average daily net assets. Under this agreement between the Trust and XAM, XAM assumes all ordinary recurring direct costs of the Trust, such as custodian fees, director's fees, transfer agency fees and accounting fees, and excludes, generally, advisory fees and costs related to security transactions. XAM may delegate some of their administrative duties to the administrator.

     A fee waiver for the Fund is made pursuant to an expense limitation and reimbursement agreement with XAM that is in effect for an initial term of one year and will be renewed thereafter automatically for a one year term on an
annual basis.   The agreement can be changed, terminated or not renewed by either party only by giving 90 days' prior notice. XAM waived all fees incurred totaling 0.28% of its average daily net assets, with XAM contributing to the Premier S&P 500 Fund an additional 0.01% of its average daily net assets for the period ended December 31, 1999.

     X.com serves as the shareholder servicing agent for the Fund. X.com is also responsible for maintaining the Fund's shareholder accounts.

     Pursuant to an Investment Advisory Contract with the Master Portfolio, Barclays Global Financial Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of the Master Portfolio's assets. For its services, BGFA is entitled to receive 0.05% of the average daily net assets of the S&P 500 Index Master Portfolio. The Fund bears a pro rata portion of the investment advisory fees paid by the Master Portfolio.

     Investor's Bank & Trust Company (the "Administrator") provides administrative services to the Fund. Services provided by the Administrator include, but are not limited to: managing the daily operations and business affairs of the Fund, subject to the supervision of the Board of Trustees; overseeing the preparation and maintenance of all documents and records required to be maintained by the Fund; preparing or assisting in the preparation of regulatory filings, prospectuses and shareholder reports; and preparing and disseminating material for meetings of the Board of Trustees and shareholders. XAM compensates the Administrator for services performed.

Independent Auditors' Report
----------------------------


To the Shareholders and Board of Trustees of X.com Funds:

We have audited the accompanying statement of assets and liabilities of X.com Premier S&P 500 Fund (one series of X.com Funds) as of December 31, 1999 and the related statements of operations, changes in net assets and financial highlights for the period from November 18, 1999 (commencement of operations) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of X.com Premier S&P 500 Fund as of December 31, 1999, the results of its operations, changes in its net assets, and its financial highlights for the period from November 18, 1999 to December 31, 1999 in conformity with generally accepted accounting principles.


                                                   /s/ KPMG LLP




San Francisco, California
February 11, 2000

MASTER INVESTMENT PORTFOLIO--S&P 500 INDEX
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio of Investments

                 Security Name                                                                         Shares         Value
                 COMMON STOCKS--96.26%
                 ADVERTISING--0.27%
                 Interpublic Group Co Inc                                                             107,383            6,194,657
                 Omnicom Group                                                                         67,509            6,750,900
                                                                                                                  -----------------

                                                                          TOTAL ADVERTISING
                                                                                    - VALUE                            $12,945,557
                                                                                    -  COST                             $6,043,792
                 AEROSPACE / DEFENSE--1.18%
                 Boeing Co                                                                            356,357           14,811,088
                 General Dynamics Corp                                                                 71,266            3,759,281
                 Goodrich (B F) Co                                                                     34,653              952,957
                 Honeywell International Inc                                                          299,106           17,254,677
                 Lockheed Martin Corp                                                                 151,413            3,312,159
                 Northrop Grumman Corp                                                                 26,579            1,436,927
                 Raytheon Co Class B                                                                  129,063            3,428,236
                 United Technologies Corp                                                             182,808           11,882,520
                                                                                                                  -----------------

                                                                  TOTAL AEROSPACE / DEFENSE
                                                                                    - VALUE                            $56,837,845
                                                                                    -  COST                            $50,908,685
                 AIRLINES--0.22%
                 AMR Corp                                         +                                    57,567            3,856,989
                 Delta Air Lines Inc                                                                   53,167            2,648,381
                 Southwest Airlines Co                                                                193,037            3,124,786
                 USAirways Group Inc                              +                                    28,465              912,659
                                                                                                                  -----------------

                                                                             TOTAL AIRLINES
                                                                                    - VALUE                            $10,542,815
                                                                                    -  COST                             $9,589,571
                 APPAREL--0.17%
                 Liz Claiborne Inc                                                                     24,271              913,196
                 Nike Inc Class B                                                                     107,232            5,314,686
                 Reebok International Ltd                         +                                    22,146              181,320
                 Russell Corp                                                                          13,707              229,592
                 VF Corp                                                                               46,290            1,388,700
                                                                                                                  -----------------

                                                                              TOTAL APPAREL
                                                                                    - VALUE                             $8,027,494
                                                                                    -  COST                             $8,026,371
                 AUTO MANUFACTURERS--0.93%
                 Ford Motor Co                                                                        458,260           24,488,269
                 General Motors Corp Class A                                                          243,639           17,709,510
                 Navistar International Corp                      +                                    25,666            1,215,927
                 PACCAR Inc                                                                            30,273            1,341,472
                                                                                                                  -----------------

                                                                   TOTAL AUTO MANUFACTURERS
                                                                                    - VALUE                            $44,755,178
                                                                                    -  COST                            $31,543,211
                 AUTO PARTS & EQUIPMENT--0.20%
                 Cooper Tire & Rubber Co                                                               29,617              460,915
                 Dana Corp                                                                             64,030            1,916,898
                 Delphi Automotive Systems Corp                                                       216,361            3,407,686

                 Goodyear Tire & Rubber Co                                                             60,125            1,694,773
                 TRW Inc                                                                               46,477            2,413,899
                                                                                                                  -----------------

                                                               TOTAL AUTO PARTS & EQUIPMENT
                                                                                    - VALUE                             $9,894,171
                                                                                    -  COST                            $11,608,581
                 BANKS--4.96%
                 Amsouth Bancorp                                                                      133,902            2,585,982
                 Bank of New York Co Inc                                                              279,156           11,166,240
                 Bank One Corp                                                                        437,601           14,030,582
                 BankAmerica Corp                                                                     647,205           32,481,601
                 BB&T Corp                                                                            120,484            3,298,250
                 Chase Manhattan Corp                                                                 313,185           24,330,560
                 Comerica Inc                                                                          59,938            2,798,355
                 Fifth Third Bancorp                                                                  109,658            8,046,156
                 First Union Corp                                                                     362,892           11,907,394
                 Firstar Corp                                                                         374,181            7,904,574
                 FleetBoston Financial Corp                                                           349,568           12,169,336
                 Golden West Financial                                                                 63,654            2,132,409
                 Huntington Bancshares Inc                                                             88,677            2,117,163
                 KeyCorp                                                                              171,409            3,792,424
                 Mellon Financial Corp                                                                195,583            6,662,046
                 Morgan (J P) & Co Inc                                                                 66,489            8,419,170
                 National City Corp                                                                   235,464            5,577,554
                 Northern Trust Corp                                                                   85,146            4,512,738
                 Old Kent Financial Corp                                                               34,400            1,216,900
                 PNC Bank Corp                                                                        114,295            5,086,127
                 Regions Financial Corp                                                                85,833            2,156,554
                 Republic New York Corp                                                                40,184            2,893,248
                 SouthTrust Corp                                                                       63,289            2,393,115
                 State Street Boston Corp                                                              61,542            4,496,412
                 Summit Bancorp                                                                        66,056            2,022,965
                 SunTrust Banks Inc                                                                   122,242            8,411,778
                 Synovus Financial Corp                                                               103,581            2,058,672
                 U.S. Bancorp                                                                         278,309            6,627,233
                 Union Planters Corp                                                                   53,845            2,123,512
                 Wachovia Corp                                                                         77,040            5,238,720
                 Washington Mutual Inc                                                                220,472            5,732,272
                 Wells Fargo & Co                                                                     623,474           25,211,730
                                                                                                                  -----------------

                                                                                TOTAL BANKS
                                                                                    - VALUE                           $239,601,772
                                                                                    -  COST                           $226,819,971
                 BEVERAGES--1.91%
                 Anheuser-Busch Inc                                                                   177,324           12,567,839
                 Brown-Forman Corp Class B                                                             26,460            1,514,835
                 Coca-Cola Co                                                                         934,391           54,428,276
                 Coca-Cola Enterprises Co                                                             162,898            3,278,322
                 Coors (Adolph) Co Class B                                                             14,382              755,055
                 Diageo PLC ADR (UK)                                                                       17                  544
                 Pepsico Inc                                                                          553,554           19,512,779
                                                                                                                  -----------------

                                                                            TOTAL BEVERAGES
                                                                                    - VALUE                            $92,057,650
                                                                                    -  COST                            $80,351,664
                 BIOTECHNOLOGY--0.66%
                 Amgen Inc                                     +                                      386,562           23,217,880
                 Monsanto Co                                                                          240,552            8,569,739
                                                                                                                  -----------------

                                                                        TOTAL BIOTECHNOLOGY
                                                                                    - VALUE                            $31,787,619
                                                                                    -  COST                            $15,323,757

BUILDING MATERIALS--0.13%
Armstrong World Industries Inc                                           15,543         518,748
Masco Corp                                                              156,883       3,980,906
Owens Corning Fiberglas Corp                                             20,986         405,292
Vulcan Materials Co                                                      32,120       1,282,793
                                                                                    -----------

                                         TOTAL BUILDING MATERIALS
                                                          - VALUE                   $ 6,187,739
                                                          -  COST                   $ 6,873,934
CHEMICALS--1.20%
Air Products & Chemicals Inc                                             87,959       2,952,124
Ashland Inc                                                              28,437         936,644
Dow Chemical Co                                                          83,558      11,165,438
Du Pont (E I) de Nemours                                                394,057      25,958,505
Eastman Chemical Co                                                      30,282       1,444,073
Engelhard Corp                                                           48,653         918,325
Grace (W R) Co                           +                               27,178         377,095
Great Lakes Chemical Corp                                                22,691         866,513
Hercules Inc                                                             38,616       1,076,421
Praxair Inc                                                              60,801       3,059,050
Rohm & Haas Co                                                           81,296       3,307,731
Sherwin Williams Co                                                      65,777       1,381,317
Sigma-Aldrich Corp                                                       39,041       1,173,670
Union Carbide Corp                                                       51,017       3,405,385
                                                                                    -----------

                                                  TOTAL CHEMICALS
                                                          - VALUE                   $58,022,291
                                                          -  COST                   $47,443,341
COMMERCIAL SERVICES--0.49%
Block (H R) Inc                                                          37,527       1,641,806
Cendant Corp                             +                              274,479       7,290,848
Deluxe Corp                                                              30,074         825,155
Donnelley (R R) & Sons Co                                                49,915       1,238,516
Dun & Bradstreet Corp                                                    62,396       1,840,682
Ecolab Inc                                                               50,020       1,957,033
Equifax Inc                                                              55,846       1,315,871
McKesson HBOC Inc                                                       105,816       2,387,474
Paychex Inc                                                              94,001       3,760,040
Quintiles Transnational Corp             +                               25,800         482,137
Service Corp International                                              101,954         707,306
                                                                                    -----------

                                        TOTAL COMMERCIAL SERVICES
                                                          - VALUE                   $23,446,868
                                                          -  COST                   $28,439,975
COMPUTERS--9.58%
3Com Corp                                +                              133,118       6,256,546
Adaptec Inc                              +                               31,300       1,561,087
Apple Computer Inc                       +                               60,296       6,199,183
Cabletron Systems Inc                    +                               62,807       1,632,982
Ceridian Corp                            +                               55,853       1,204,330
Cisco Systems Inc                        +                            1,229,986     131,762,250
Compaq Computer Corp                                                    644,412      17,439,400
Computer Sciences Corp                   +                               61,031       5,775,058
Dell Computer Corp                       +                              961,746      49,049,046
Electronic Data Systems Corp                                            179,898      12,041,922
EMC Corp                                 +                              383,629      41,911,468
Gateway Inc                              +                              119,048       8,578,897
Hewlett-Packard Co                                                      383,434      43,687,511
International Business Machine Corp                                     681,649      73,618,092
Lexmark International Group Class A      +                               44,975       4,070,237
Network Appliance Inc                    +                               53,250       4,423,078
Seagate Technology Inc                   +                               79,776       3,714,570

Silicon Graphics Inc                                +                              73,128              717,569
Sun Microsystems Inc                                +                             585,786           45,361,803
Unisys Corp                                         +                             108,675            3,470,808
                                                                                                  ------------

                                                                TOTAL COMPUTERS
                                                                        - VALUE                   $462,475,837
                                                                        -  COST                   $176,115,888
COSMETICS / PERSONAL CARE--2.16%
Alberto-Culver Co Class B                                                          21,777              562,119
Avon Products Inc                                                                  96,143            3,172,719
Colgate-Palmolive Co                                                              221,134           14,373,710
Gillette Co                                                                       408,333           16,818,215
International Flavor & Fragrances Inc                                              40,998            1,547,674
Kimberly-Clark Corp                                                               202,091           13,186,438
Procter & Gamble Co                                                               497,231           54,477,871
                                                                                                  ------------

                                                TOTAL COSMETICS / PERSONAL CARE
                                                                        - VALUE                   $104,138,746
                                                                        -  COST                   $ 68,964,678
DISTRIBUTION / WHOLESALE--0.19%
Costco Wholesale Corp                               +                              83,938            7,659,342
Genuine Parts Co                                                                   69,138            1,715,489
                                                                                                  ------------

                                                 TOTAL DISTRIBUTION / WHOLESALE
                                                                        - VALUE                   $  9,374,831
                                                                        -  COST                   $  5,792,322
DIVERSIFIED FINANCIAL SERVICES--4.91%
American Express Corp                                                             169,847           28,237,064
Associates First Capital Corp                                                     276,610            7,589,487
Bear Stearns Co Inc                                                                47,199            2,017,757
Capital One Financial Corp                                                         75,490            3,637,674
Citigroup Inc                                                                   1,275,154           70,850,744
Countrywide Credit Industries Inc                                                  43,374            1,095,193
Federal Home Loan Mortgage Corporation                                            263,711           12,410,899
Federal National Mortgage Association                                             388,233           24,240,298
Franklin Resources Inc                                                             96,631            3,098,231
Household International Inc                                                       181,216            6,750,296
Lehman Brothers Holdings                                                           45,325            3,838,461
MBNA Corp                                                                         304,775            8,305,119
Merrill Lynch & Co Inc                                                            140,237           11,709,789
Morgan Stanley Dean Witter                                                        211,367           30,172,639
Paine Webber Group Inc                                                             55,154            2,140,665
Price (T Rowe) & Associates                                                        35,000            1,292,812
Providian Financial Corp                                                           54,109            4,927,301
Schwab (Charles) Corp                                                             310,318           11,908,453
SLM Holding Corp                                                                   61,684            2,606,149
                                                                                                  ------------

                                           TOTAL DIVERSIFIED FINANCIAL SERVICES
                                                                        - VALUE                   $236,829,031
                                                                        -  COST                   $143,235,527
ELECTRIC--1.56%
AES Corp                                            +                              73,105            5,464,599
Ameren Corp                                                                        52,966            1,734,636
American Electric Power Inc                                                        74,389            2,389,747
Carolina Power & Light Co                                                          59,226            1,802,691
Central & South West Corp                                                          82,182            1,643,640
Cinergy Corp                                                                       61,411            1,481,540
CMS Energy Corp                                                                    43,993            1,372,032
Consolidated Edison Inc                                                            84,720            2,922,840
Constellation Energy Group                                                         57,860            1,677,940
Dominion Resources Inc                                                             73,506            2,885,110
DTE Energy Co                                                                      56,010            1,757,314

Duke Energy Corp                                                                               138,806            6,957,651
Edison International                                                                           132,874            3,479,638
Entergy Corp                                                                                    94,882            2,443,211
FirstEnergy Corp                                                                                90,161            2,045,528
Florida Progress Corp                                                                           37,858            1,601,867
FPL Group Inc                                                                                   68,706            2,941,476
GPU Inc                                                                                         48,607            1,455,172
New Century Energies Inc                                                                        44,293            1,345,400
Niagra Mohawk Holdings Inc                                         +                            72,680            1,012,978
Northern States Power Co                                                                        58,795            1,146,502
PECO Energy Co                                                                                  71,748            2,493,243
PG&E Corp                                                                                      147,012            3,013,746
Pinnacle West Capital Corp                                                                      23,500              718,219
PP & L Resources Inc                                                                            59,377            1,358,249
Public Service Enterprise Group                                                                 84,063            2,926,443
Reliant Energy Inc                                                                             112,934            2,583,365
Southern Co                                                                                    260,050            6,111,175
Texas Utilities Co                                                                             105,661            3,757,569
Unicom Corp                                                                                     83,448            2,795,508
                                                                                                                -----------

                                                                             TOTAL ELECTRIC
                                                                                    - VALUE                     $75,319,029
                                                                                    -  COST                     $77,602,095
ELECTRICAL COMPONENTS & EQUIPMENT--0.25%
Emerson Electric Co                                                                            165,032            9,468,711
Molex Inc                                                                                       50,600            2,868,387
                                                                                                                -----------

                                                    TOTAL ELECTRICAL COMPONENTS & EQUIPMENT
                                                                                    - VALUE                     $12,337,098
                                                                                    -  COST                     $10,607,048
ELECTRONICS--0.66%
Analog Devices Inc                                                 +                            59,990            5,579,070
Johnson Controls Inc                                                                            32,858            1,868,799
Millipore Corp                                                                                  17,225              665,316
Parker Hannifin Corp                                                                            41,831            2,146,453
PE Corp-PE Biosystems Group                                                                     38,586            4,642,378
PerkinElmer Inc                                                                                 17,648              735,701
Solectron Corp                                                     +                           106,352           10,116,734
Tektronix Inc                                                                                   18,410              715,689
Teradyne Inc                                                       +                            56,740            3,744,840
Thermo Electron Corp                                               +                            61,303              919,545
Thomas & Betts Corp                                                                             21,793              694,652
                                                                                                                -----------

                                                                          TOTAL ELECTRONICS
                                                                                    - VALUE                     $31,829,177
                                                                                    -  COST                     $20,085,745
ENGINEERING & CONSTRUCTION--0.03%
Fluor Corp                                                                                      29,408            1,349,107
Foster Wheeler Corp                                                                             15,952              141,574
                                                                                                                -----------

                                                           TOTAL ENGINEERING & CONSTRUCTION
                                                                                    - VALUE                     $ 1,490,681
                                                                                    -  COST                     $ 1,940,013
ENTERTAINMENT--0.05%
Harrah's Entertainment Inc                                         +                            48,115            1,272,040
Mirage Resorts Inc                                                 +                            73,225            1,121,258
                                                                                                                -----------

                                                                        TOTAL ENTERTAINMENT
                                                                                    - VALUE                     $ 2,393,298
                                                                                    -  COST                     $ 2,764,549
ENVIRONMENTAL CONTROL--0.09%
Allied Waste Industries Inc                                        +                            50,915              448,688

Waste Management Inc                                                            234,418            4,029,059
                                                                                                 -----------

                                          TOTAL ENVIRONMENTAL CONTROL
                                                              - VALUE                            $ 4,477,747
                                                              -  COST                            $12,258,279
FOOD--1.92%
Albertson's Inc                                                                 160,326            5,170,514
Archer-Daniels-Midland Co                                                       236,583            2,883,355
Bestfoods                                                                       106,212            5,582,768
Campbell Soup Co                                                                165,111            6,387,732
ConAgra Inc                                                                     186,381            4,205,221
General Mills Inc                                                               116,686            4,171,524
Great Atlantic & Pacific Tea Co                                                  14,838              413,609
Heinz (H J) Co                                                                  136,452            5,432,495
Hershey Foods Corp                                                               53,535            2,542,913
Kellogg Co                                                                      154,449            4,758,960
Kroger Co                                     +                                 316,160            5,967,520
Nabisco Group Holdings Corp                                                     125,413            1,332,513
Quaker Oats Co                                                                   51,208            3,360,525
Ralston-Purina Group                                                            123,746            3,449,420
Safeway Inc                                   +                                 190,959            6,790,979
Sara Lee Corp                                                                   343,377            7,575,755
Super Value Inc                                                                  46,279              925,580
Sysco Corp                                                                      126,212            4,993,262
Unilever NV                                                                     216,889           11,806,895
Winn-Dixie Stores Inc                                                            57,358            1,373,007
Wrigley (W M) Jr Co                                                              44,437            3,685,494
                                                                                                 -----------

                                                           TOTAL FOOD
                                                              - VALUE                            $92,810,041
                                                              -  COST                            $95,478,258
FOREST PRODUCTS & PAPER--0.65%
Boise Cascade Corp                                                               22,043              892,742
Champion International Corp                                                      36,981            2,290,511
Fort James Corp                                                                  85,028            2,327,642
Georgia-Pacific Corp                                                             65,839            3,341,329
International Paper Co                                                          157,147            8,868,984
Louisiana-Pacific Corp                                                           41,771              595,237
Mead Corp                                                                        39,296            1,706,920
Potlatch Corp                                                                    11,371              507,431
Temple-Inland Inc                                                                21,587            1,423,393
Westvaco Corp                                                                    38,863            1,267,905
Weyerhauser Co                                                                   83,345            5,985,213
Willamette Industries Inc                                                        42,972            1,995,512
                                                                                                 -----------

                                        TOTAL FOREST PRODUCTS & PAPER
                                                              - VALUE                            $31,202,819
                                                              -  COST                            $24,681,546
GAS--0.07%
Eastern Enterprises                                                               8,432              484,313
NICOR Inc                                                                        18,445              599,463
ONEOK Inc                                                                        12,234              307,379
Peoples Energy Corp                                                              13,909              465,952
Sempra Energy                                                                    92,729            1,611,166
                                                                                                 -----------

                                                            TOTAL GAS
                                                              - VALUE                            $ 3,468,273
                                                              -  COST                            $ 3,873,551
HAND / MACHINE TOOLS--0.11%
Black & Decker Corp                                                              33,627            1,757,011
Grainger (W W) Inc                                                               36,123            1,727,131
Milacron Inc                                                                     14,859              228,457

Snap-On Inc                                                                           23,453              622,970
Stanley Works                                                                         34,452            1,037,867
                                                                                                     ------------

                                                TOTAL HAND / MACHINE TOOLS
                                                                   - VALUE                           $  5,373,436
                                                                   -  COST                           $  4,908,947
HEALTH CARE--2.24%
Allergan Inc                                                                          50,800            2,527,300
Bard (C R) Inc                                                                        19,978            1,058,834
Bausch & Lomb Inc                                                                     21,821            1,493,375
Baxter International Inc                                                             110,721            6,954,663
Becton Dickinson & Co                                                                 96,061            2,569,632
Biomet Inc                                                                            43,468            1,738,720
Boston Scientific Corp                          +                                    152,221            3,329,834
Columbia/HCA Healthcare Corp                                                         214,786            6,295,915
Guidant Corp                                    +                                    115,111            5,410,217
Healthsouth Corp                                +                                    160,259              861,392
Humana Inc                                      +                                     64,704              529,764
Johnson & Johnson                                                                    520,147           48,438,689
Mallinckrodt Group Inc                                                                27,624              878,789
Manor Care Inc                                  +                                     42,886              686,176
Medtronics Inc                                                                       444,856           16,209,441
St Jude Medical Inc                             +                                     32,653            1,002,039
Tenet Healthcare Corp                           +                                    119,123            2,799,391
United Healthcare Corp                                                                66,303            3,522,347
Wellpoint Health Networks                       +                                     25,355            1,671,845
                                                                                                     ------------

                                                         TOTAL HEALTH CARE
                                                                   - VALUE                           $107,978,363
                                                                   -  COST                           $ 84,180,983
HOLDING COMPANIES-DIVERSIFIED--0.15%
Seagrams Co Ltd                                                                      164,437            7,389,388
                                                                                                     ------------

                                       TOTAL HOLDING COMPANIES-DIVERSIFIED
                                                                   - VALUE                           $  7,389,388
                                                                   -  COST                           $  6,502,451
HOME BUILDERS--0.03%
Centex Corp                                                                           23,215              573,120
Fleetwood Enterprises Inc                                                             13,708              282,728
Kaufman & Broad Home Corp                                                             17,979              434,867
Pulte Corp                                                                            17,087              384,458
                                                                                                     ------------

                                                       TOTAL HOME BUILDERS
                                                                   - VALUE                           $  1,675,173
                                                                   -  COST                           $  1,648,851
HOME FURNISHINGS--0.10%
Leggett & Platt Inc                                                                   56,700            1,215,506
Maytag Corp                                                                           33,811            1,622,928
Whirlpool Corp                                                                        29,131            1,895,336
                                                                                                     ------------

                                                    TOTAL HOME FURNISHINGS
                                                                   - VALUE                           $  4,733,770
                                                                   -  COST                           $  4,062,818
HOUSEHOLD PRODUCTS / WARES--0.30%
American Greetings Corp Class A                                                       26,270              620,629
Avery-Dennison Corp                                                                   43,633            3,179,755
Clorox Co                                                                             90,052            4,536,370
Fortune Brands Inc                                                                    64,148            2,120,893
Jostens Inc                                                                           13,796              335,415
Newell Rubbermaid Inc                                                                107,840            3,127,360
Tupperware Corp                                                                       22,621              383,143
                                                                                                     ------------

                                     TOTAL HOUSEHOLD PRODUCTS / WARES
                                                              - VALUE                           $ 14,303,565
                                                              -  COST                           $ 12,785,042
INSURANCE--2.91%
Aetna Inc                                                                        54,289            3,030,005
AFLAC Corp                                                                      101,382            4,783,963
Allstate Corp                                                                   303,349            7,280,376
American General Corp                                                            94,773            7,190,901
American International Group Inc                                                585,625           63,320,703
Aon Corp                                                                         98,022            3,920,860
Chubb Corp                                                                       63,769            3,590,992
CIGNA Corp                                                                       70,827            5,706,000
Cincinnati Financial Corp                                                        63,644            1,984,897
Conseco Inc                                                                     123,646            2,210,172
Hartford Financial Services Group                                                86,412            4,093,769
Jefferson-Pilot Corp                                                             40,464            2,761,668
Lincoln National Corp                                                            76,197            3,047,880
Loews Corp                                                                       41,313            2,507,183
Marsh & McLennan Companies Inc                                                  100,335            9,600,805
MBIA Inc                                                                         38,539            2,035,341
MGIC Investment Corp                                                             41,931            2,523,722
Progressive Corp Ohio                                                            28,125            2,056,641
SAFECO Corp                                                                      51,422            1,279,122
St Paul Cos                                                                      86,993            2,930,577
Torchmark Corp                                                                   51,586            1,499,218
UNUMProvident Corp                                                               91,610            2,937,246
                                                                                                ------------

                                                      TOTAL INSURANCE
                                                              - VALUE                           $140,292,041
                                                              -  COST                           $108,341,003
IRON / STEEL--0.09%
Allegheny Technologies Inc                                                       37,270              836,246
Bethlehem Steel Corp                      +                                      50,451              422,527
Nucor Corp                                                                       33,724            1,848,497
USX - U.S. Steel Group                                                           34,183            1,128,039
                                                                                                ------------

                                                   TOTAL IRON / STEEL
                                                              - VALUE                           $  4,235,309
                                                              -  COST                           $  4,772,269
LEISURE TIME--0.25%
Brunswick Corp                                                                   35,682              793,925
Carnival Corp Class A                                                           232,789           11,130,224
                                                                                                ------------

                                                   TOTAL LEISURE TIME
                                                              - VALUE                           $ 11,924,149
                                                              -  COST                           $ 11,133,423
LODGING--0.08%
Hilton Hotels Corp                                                              100,112              963,578
Marriott International                                                           95,283            3,007,370
                                                                                                ------------

                                                        TOTAL LODGING
                                                              - VALUE                           $  3,970,948
                                                              -  COST                           $  3,919,019
MACHINERY--0.46%
Briggs & Stratton Corp                                                            9,122              489,167
Caterpillar Inc                                                                 135,328            6,368,874
Cummins Engine Co Inc                                                            15,900              768,169
Deere & Co                                                                       89,327            3,874,559
Dover Corp                                                                       79,663            3,614,709
Ingersoll-Rand Co                                                                63,286            3,484,685
McDermott International Inc                                                      23,106              209,398
NACCO Industries Inc Class A                                                      3,027              168,188

Rockwell International Corp                                                           73,145            3,501,817
                                                                                               ------------------

                                                           TOTAL MACHINERY
                                                                   - VALUE                     $       22,479,566
                                                                   -  COST                     $       18,440,998
MANUFACTURERS--5.74%
Cooper Industries Inc                                                                 36,420            1,472,734
Corning Inc                                                                           92,903           11,978,681
Crane Co                                                                              26,543              527,542
Danaher Corp                                                                          51,856            2,502,052
Eastman Kodak Co                                                                     120,341            7,972,591
Eaton Corp                                                                            27,696            2,011,422
FMC Corp                                       +                                      12,392              710,217
General Electric Co                                                                1,239,186          191,764,034
Illinois Tool Works Inc                                                              107,786            7,282,292
ITT Industries Inc                                                                    34,073            1,139,316
Minnesota Mining & Manufacturing Co                                                  152,721           14,947,568
National Service Industries Inc                                                       15,998              471,941
Pall Corp                                                                             48,399            1,043,603
Polaroid Corp                                                                         17,470              328,654
PPG Industries Inc                                                                    66,344            4,150,647
Textron Inc                                                                           57,334            4,396,801
Tyco International Ltd                                                               633,078           24,610,907
                                                                                               ------------------

                                                       TOTAL MANUFACTURERS
                                                                   - VALUE                     $      277,311,002
                                                                   -  COST                     $      143,990,320
MEDIA--3.40%
CBS Corp                                       +                                     288,983           18,476,851
Clear Channel Communications Inc               +                                     127,745           11,401,241
Comcast Corp Class A                                                                 284,258           14,372,795
Disney (Walt) Co                                                                     781,324           22,853,727
Dow Jones & Co Inc                                                                    34,936            2,375,648
Gannett Co Inc                                                                       106,280            8,668,463
Knight-Ridder Inc                                                                     30,498            1,814,631
McGraw-Hill Inc                                                                       75,095            4,627,729
MediaOne Group Inc                             +                                     229,855           17,655,737
Meredith Corp                                                                         20,197              841,962
New York Times Co Class A                                                             66,704            3,276,834
Time Warner Inc                                                                      487,770           35,332,839
Times Mirror Co Class A                                                               23,181            1,553,127
Tribune Co                                                                            90,382            4,976,659
Viacom Inc Class B                             +                                     264,159           15,965,110
                                                                                               ------------------

                                                               TOTAL MEDIA
                                                                   - VALUE                     $      164,193,353
                                                                   -  COST                     $       91,189,951
METAL FABRICATE / HARDWARE--0.02%
Timken Co                                                                             24,501              500,739
Worthington Industries Inc                                                            36,040              596,913
                                                                                               ------------------

                                          TOTAL METAL FABRICATE / HARDWARE
                                                                   - VALUE                     $        1,097,652
                                                                   -  COST                     $        1,172,632
METALS-DIVERSIFIED--0.47%
Alcan Aluminum Ltd                                                                    86,465            3,561,277
Alcoa Inc                                                                            139,199           11,553,517
Freeport McMoRan Inc                           +                                      63,424            1,339,832
Inco Ltd                                       +                                      70,437            1,655,270
Phelps Dodge Corp                                                                     22,901            1,537,230
Placer Dome Inc                                                                      120,056            1,290,602
Reynolds Metals Co                                                                    24,353            1,866,049

                                                                                               ------------------

                                                  TOTAL METALS-DIVERSIFIED
                                                                   - VALUE                     $       22,803,777
                                                                   -  COST                     $       15,205,426
MINING--0.10%
Barrick Gold Corp                                                                    147,998            2,617,715
Homestake Mining Co                                                                   92,085              719,414
Newmont Mining Corp                                                                   64,155            1,571,798
                                                                                               ------------------

                                                              TOTAL MINING
                                                                   - VALUE                     $        4,908,927
                                                                  -   COST                     $        6,518,262
OFFICE / BUSINESS EQUIPMENT--0.22%
Pitney Bowes Inc                                                                     102,053            4,930,436
Xerox Corp                                                                           252,366            5,725,554
                                                                                               -------------------

                                         TOTAL OFFICE / BUSINESS EQUIPMENT
                                                                   - VALUE                     $       10,655,990
                                                                  -   COST                     $       13,290,457
OIL & GAS PRODUCERS--4.87%
Amerada Hess Corp                                                                     34,891            1,980,064
Anadarko Petroleum Corp                                                               46,745            1,595,173
Apache Corp                                                                           41,497            1,532,795
Atlantic Richfield Corp                                                              122,330           10,581,545
Burlington Resources Inc                                                              70,978            2,346,710
Chevron Corp                                                                         248,501           21,526,399
Coastal Corp                                                                          81,860            2,900,914
Conoco Inc Class B                                                                   238,785            5,939,776
Exxon Mobil Corp                                                                   1,305,075          105,140,105
Helmerich & Payne Inc                                                                 19,470              424,689
Kerr-McGee Corp                                                                       32,874            2,038,188
Occidental Petroleum Corp                                                            133,734            2,891,998
Phillips Petroleum Co                                                                 96,587            4,539,589
Rowan Co Inc                                   +                                      32,475              704,302
Royal Dutch Petroleum Corp                                                           811,574           49,049,504
Sunoco Inc                                                                            35,137              825,720
Texaco Inc                                                                           206,300           11,204,669
Tosco Corp                                                                            43,600            1,185,375
Transocean Sedco Forex Inc                                                            40,219            1,354,873
Union Pacific Resources Group                                                         97,483            1,242,908
Unocal Corp                                                                           92,813            3,115,036
USX - Marathon Group                                                                 118,377            2,922,432
                                                                                               ------------------

                                                 TOTAL OIL & GAS PRODUCERS
                                                                   - VALUE                     $      235,042,764
                                                                   -  COST                     $      170,481,951
OIL & GAS SERVICES--0.44%
Baker Hughes Inc                                                                     126,058            2,655,097
Halliburton Co                                                                       167,918            6,758,700
Schlumberger Ltd                                                                     207,742           11,685,488
                                                                                               ------------------

                                                  TOTAL OIL & GAS SERVICES
                                                                   - VALUE                     $       21,099,285
                                                                  -   COST                     $       18,232,858
PACKAGING & CONTAINERS--0.13%
Ball Corp                                                                             11,780              463,838
Bemis Co                                                                              20,358              709,985
Crown Cork & Seal Co                                                                  47,391            1,060,374
Owens Illinois Inc                             +                                      60,369            1,512,998
Pactiv Corp                                    +                                      65,875              699,922
Sealed Air Corp                                +                                      32,207            1,668,725
                                                                                               ------------------

                                              TOTAL PACKAGING & CONTAINERS
                                                                   - VALUE                           $  6,115,842
                                                                   -  COST                           $  9,121,867
PHARMACEUTICALS--5.99%
Abbott Laboratories                                                                  576,420           20,931,251
ALZA Corp                                      +                                      37,839            1,310,175
American Home Products Corp                                                          494,953           19,519,709
Bristol-Myers Squibb Co                                                              750,938           48,200,833
Cardinal Health Inc                                                                  103,852            4,971,915
Lilly (Eli) & Co                                                                     413,744           27,513,976
Merck & Co Inc                                                                       884,208           59,297,199
Pfizer Inc                                                                         1,465,296           47,530,539
Pharmacia & Upjohn Inc                                                               192,356            8,656,020
Schering-Plough Corp                                                                 556,114           23,461,059
Warner Lambert Co                                                                    323,703           26,523,415
Watson Pharmaceutical Inc                      +                                      35,421            1,268,515
                                                                                                     ------------

                                                     TOTAL PHARMACEUTICALS
                                                                   - VALUE                           $289,184,606
                                                                   -  COST                           $213,451,375
PIPELINES--0.51%
Columbia Energy Group                                                                 32,122            2,031,717
Consolidated Natural Gas Co                                                           36,891            2,395,609
El Paso Energy Corp                                                                   77,357            3,002,419
Enron Corp                                                                           271,020           12,026,513
Williams Co Inc                                                                      165,460            5,056,871
                                                                                                     ------------

                                                           TOTAL PIPELINES
                                                                   - VALUE                           $ 24,513,129
                                                                   -  COST                           $ 17,444,082
RETAIL--6.40%
AutoZone Inc                                   +                                      57,606            1,861,381
Bed Bath & Beyond Inc                          +                                      41,600            1,445,600
Best Buy Co Inc                                +                                      77,898            3,909,506
Circuit City Stores Inc                                                               77,063            3,472,651
Consolidated Stores Corp                       +                                      42,302              687,408
CVS Corp                                                                             149,244            5,960,432
Darden Restaurants Inc                                                                51,880              940,325
Dayton-Hudson Corp                                                                   167,774           12,320,903
Dillards Inc Class A                                                                  41,422              836,207
Dollar General Corp                                                                   85,424            1,943,396
Federated Department Stores Inc                +                                      79,767            4,033,219
Gap Inc                                                                              325,148           14,956,808
Harcourt General Inc                                                                  27,581            1,110,135
Home Depot Inc                                                                       862,041           59,103,686
IKON Office Solutions Inc                                                             53,983              367,759
Kmart Corp                                     +                                     190,809            1,920,016
Kohls Corp                                     +                                      62,134            4,485,298
Limited Inc                                                                           81,938            3,548,940
Longs Drug Stores Corp                                                                15,054              388,581
Lowe's Co Inc                                                                        142,840            8,534,690
May Department Stores Co                                                             127,673            4,117,454
McDonald's Corp                                                                      513,168           20,687,085
Nordstrom Inc                                                                         54,615            1,430,230
Office Depot Inc                               +                                     138,149            1,511,005
Penney (J C) Co Inc                                                                  101,249            2,018,652
Pep Boys (The) - Manny Moe & Jack                                                     20,775              189,572
Rite Aid Corp                                                                        100,031            1,119,097
Sears Roebuck & Co                                                                   145,124            4,417,212
Staples Inc                                    +                                     177,729            3,687,877
Tandy Corp                                                                            73,625            3,621,430
TJX Companies Inc                                                                    122,203            2,497,524

Toys R Us Inc                                  +                                      96,075            1,375,073
Tricon Global Restaurants                      +                                      59,032            2,280,111
Wal-Mart Stores Inc                                                                1,681,610          116,241,291
Walgreen Co                                                                          380,778           11,137,757
Wendy's International Inc                                                             47,843              986,762
                                                                                                     ------------

                                                              TOTAL RETAIL
                                                                   - VALUE                           $309,145,073
                                                                   -  COST                           $172,421,820
SEMICONDUCTORS--3.62%
Advanced Micro Devices Inc                     +                                      55,827            1,615,494
Applied Materials Inc                          +                                     142,318           18,029,912
Intel Corp                                                                         1,255,365          103,332,232
KLA Instruments Corp                           +                                      33,748            3,758,684
LSI Logic Corp                                 +                                      55,154            3,722,895
Micron Technology Inc                          +                                      95,676            7,438,779
National Semiconductor                         +                                      64,381            2,756,312
Texas Instruments Inc                                                                298,263           28,894,228
Xilinx Inc                                     +                                     111,400            5,065,224
                                                                                               -------------------

                                                      TOTAL SEMICONDUCTORS
                                                                   - VALUE                           $174,613,760
                                                                   -  COST                           $ 75,366,825
SOFTWARE--9.57%
Adobe Systems Inc                                                                     46,726            3,142,324
America Online Inc                             +                                     838,542           63,257,512
Autodesk Inc                                                                          20,332              686,205
Automatic Data Processing                                                            234,757           12,647,533
BMC Software Inc                               +                                      90,534            7,237,062
Citrix Systems Inc                             +                                      30,070            3,698,610
Computer Associates International Inc                                                203,896           14,259,977
Compuware Corp                                 +                                     136,195            5,073,264
First Data Corp                                                                      161,323            7,955,240
IMS Health Inc                                                                       119,883            3,259,319
Microsoft Corp                                 +                                   1,943,474          226,900,590
Novell Inc                                     +                                     128,514            5,132,528
Oracle Corp                                    +                                     538,861           60,386,111
Parametric Technology Corp                     +                                     103,203            2,792,931
PeopleSoft Inc                                 +                                      90,560            1,930,060
Shared Medical System Corp                                                            10,340              526,694
Yahoo! Inc                                     +                                      99,540           43,069,714
                                                                                                     ------------

                                                            TOTAL SOFTWARE
                                                                   - VALUE                           $461,955,674
                                                                   -  COST                           $206,608,210
TELECOMMUNICATION EQUIPMENT--4.97%
ADC Telecommunications                         +                                      49,901            3,620,941
Andrew Corp                                    +                                      32,217              610,109
Comverse Technology Inc                        +                                      23,500            3,401,625
General Instrument Corp                        +                                      65,466            5,564,610
Lucent Technologies Inc                                                            1,176,833           88,041,819
Motorola Inc                                                                         229,918           33,855,426
Nortel Networks Corp                                                                 502,367           50,739,067
QUALCOMM Inc                                   +                                     245,196           43,185,146
Scientific-Atlanta Inc                                                                28,973            1,611,623
Tellabs Inc                                    +                                     148,663            9,542,306
                                                                                                     ------------

                                         TOTAL TELECOMMUNICATION EQUIPMENT
                                                                   - VALUE                           $240,172,672
                                                                   -  COST                           $ 85,508,910
TELECOMMUNICATIONS--0.93%
Global Crossing Ltd                            +                                     283,449           14,172,450

NEXTEL Communications Class A                  +                                     133,682           13,785,956
Sprint Corp (PCS Group)                        +                                     164,107           16,820,957
                                                                                                   --------------

                                                  TOTAL TELECOMMUNICATIONS
                                                                   - VALUE                         $   44,779,363
                                                                   -  COST                         $   15,127,390
TELEPHONE--6.71%
Alltel Corp                                                                          114,284            9,449,858
AT&T Corp                                                                          1,208,638           61,338,379
Bell Atlantic Corp                                                                   587,785           36,185,514
BellSouth Corp                                                                       713,419           33,396,927
CenturyTel Inc                                                                        52,469            2,485,719
GTE Corp                                                                             368,665           26,013,924
MCI WorldCom Inc                               +                                   1,063,259           56,419,154
SBC Communications Inc                                                             1,290,288           62,901,540
Sprint Corp                                                                          328,630           22,120,907
U.S. West Inc                                                                        191,430           13,782,960
                                                                                                   --------------

                                                           TOTAL TELEPHONE
                                                                   - VALUE                         $  324,094,882
                                                                   -  COST                         $  209,737,582
TEXTILES--0.01%
Springs Industries Inc Class A                                                         7,142              285,234
                                                                                                   --------------

                                                            TOTAL TEXTILES
                                                                   - VALUE                         $      285,234
                                                                   -  COST                         $      288,318
TOBACCO--0.47%
Philip Morris Co Inc                                                                 899,120           20,848,345
UST Inc                                                                               67,406            1,697,789
                                                                                                   --------------

                                                             TOTAL TOBACCO
                                                                   - VALUE                         $   22,546,134
                                                                   -  COST                         $   33,540,360
TOYS / GAMES / HOBBIES--0.07%
Hasbro Inc                                                                            75,412            1,437,541
Mattel Inc                                                                           159,572            2,094,383
                                                                                                   --------------

                                              TOTAL TOYS / GAMES / HOBBIES
                                                                   - VALUE                         $    3,531,924
                                                                   -  COST                         $    5,755,424
TRANSPORTATION--0.45%
Burlington Northern Santa Fe Corp                                                    177,184            4,296,712
CSX Corp                                                                              83,427            2,617,522
FDX Corp                                       +                                     113,457            4,644,646
Kansas City Southern Industries Inc                                                   41,791            3,118,653
Norfolk Southern Corp                                                                145,750            2,987,875
Union Pacific Corp                                                                    94,580            4,126,053
                                                                                                   --------------

                                                      TOTAL TRANSPORTATION
                                                                   - VALUE                         $   21,791,461
                                                                   -  COST                         $   23,262,453
TRUCKING & LEASING--0.01%
Ryder System Inc                                                                      26,060              636,841
                                                                                                   --------------

                                                  TOTAL TRUCKING & LEASING
                                                                   - VALUE                         $      636,841
                                                                   -  COST                         $      724,416
                                                                                                   --------------

                                                       TOTAL COMMON STOCKS
                                                                   - VALUE                         $4,647,088,660
                                                                   -  COST                         $2,955,509,045

                                                                               Interest        Maturity
     Principal Security Name                                                     Rate            Date                   Value
               SHORT TERM INSTRUMENTS--4.67%
               CASH EQUIVALENTS--1.02%
   44,072,532  Goldman Sachs Financial Square Prime
               Obligation Fund                                ++                 5.40%             01/03/00            44,072,532
    5,100,000  Investors Bank & Trust Depositary Receipt      ++                 5.53%             01/03/00             5,100,000
                                                                                                                   --------------
                                                                                                                   $   49,172,532
               REPURCHASE AGREEMENTS--3.33%
  160,459,092  Morgan Stanley Tri-party Repurchase Agreement                                                          160,459,092
               dated 12/31/99, due 01/03/00 with a maturity
               value of $160,491,184 and an effective yield
               of 2.40%, collateralized by U.S. Treasury
               Notes with a rate of 6.25%, a maturity of
               04/30/01 and market value of $163,671,231.

               U.S. TREASURY BILLS--0.32%
   15,750,000  U.S. Treasury Bills                                               5.04%    *        03/23/00            15,572,534
                                                                                          +++

                                                             TOTAL SHORT TERM INSTRUMENTS
                                                                                  - VALUE                          $  225,204,158
                                                                                  -  COST                          $  225,192,218

               TOTAL INVESTMENTS IN SECURITIES
               (Cost $3,180,701,263) ** (Notes 1 and 3)                                              100.93%       $4,872,292,818
               Other Assets and Liabilities, Net                                                      (0.93)%         (44,767,792)
                                                                                               ------------        --------------
               TOTAL NET ASSETS                                                                      100.00%       $4,827,525,026
                                                                                               ============        ==============


-----------------------------------------------------------------------------------------------------------------------------------
+              Non-income earning securities.
++             Represents investment of collateral received from securities lending transactions.  See Note 4.
+++            These U.S. Treasury Bills are held in segregated accounts in connection with the Master Portfolio's holdings of
               S&P 500 futures contracts. See Note 1.
*              Yield to Maturity.
**             Cost for federal income tax purposes is $3,183,525,561 and net unrealized appreciation consists of:
                    Gross Unrealized Appreciation             $ 1,830,907,457
                    Gross Unrealized Depreciation             $  (142,140,200)
                                                              ---------------
                    Net Unrealized Appreciation               $ 1,688,767,257
                                                              ===============

  The accompanying notes are an integral part of these financial statements.

S&P 500 Index Master Portfolio
Statement of Assets and Liabilities
December 31, 1999
================================================================================

ASSETS
Investments:
In securities, at market value (Cost $3,180,701,263) (Note 1)........................      $ 4,872,292,818
Receivables:
Dividends and interest...............................................................            4,418,560
Receivable for daily variation margin on open financial futures contracts............              413,112
                                                                                           ---------------
       Total Assets..................................................................        4,877,124,490
                                                                                           ---------------

LIABILITIES
Payables:
Collateral for securities loaned (Note 4)............................................           49,172,532
Due to Bank..........................................................................                4,859
Due to BGI (Note 2)..................................................................              422,073
                                                                                           ---------------
       Total Liabilities.............................................................           49,599,464
                                                                                           ---------------

TOTAL NET ASSETS.....................................................................      $ 4,827,525,026
                                                                                           ===============

The accompanying notes are an integral part of these financial statements.

S&P 500 Index Master Portfolio
Statements of Operations

================================================================================

                                                                               For the Period Ended      For the Year Ended
                                                                                December 31, 1999*       February 28, 1999
                                                                               --------------------      ------------------
NET INVESTMENT INCOME:
 Dividends (1)...............................................................     $      44,329,664        $     36,647,898
 Interest (2)................................................................             9,795,587               8,379,792
                                                                                  -----------------        ----------------
   Total Investment Income...................................................            54,125,251              45,027,690
                                                                                  -----------------        ----------------

EXPENSES (NOTE 2):
 Advisory fees...............................................................             1,821,793               1,353,414
                                                                                  -----------------        ----------------
   Total Expenses............................................................             1,821,793               1,353,414
                                                                                  -----------------        ----------------
NET INVESTMENT INCOME........................................................            52,303,458              43,674,276
                                                                                  -----------------        ----------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Net realized gain on sale of investments....................................           147,202,745             143,991,139
 Net realized gain on sale of futures contracts..............................            23,076,772              37,982,701
 Net change in unrealized appreciation of investments........................           549,246,681             265,023,900
 Net change in unrealized appreciation (depreciation) of futures contracts...            12,849,150             (14,225,550)
                                                                                  -----------------        ----------------
Net Gain on Investments......................................................           732,375,348             432,772,190
                                                                                  -----------------        ----------------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS................................................................     $     784,678,806        $    476,446,466
                                                                                  =================        ================

---------------------------------------------------------------------------------------------------------------------------
   (1) Net of foreign withholding tax of.....................................     $          28,773        $          5,288
   (2) Interest income includes securities lending income of.................     $         272,312        $         78,935
---------------------------------------------------------------------------------------------------------------------------

       * For the ten months ended December 31, 1999. The Master Portfolio changed its fiscal year end from February 28 to December 31

  The accompanying notes are an integral part of these financial statements.

S&P 500 Index Master Portfolio
Statements of Changes in Net Assets

================================================================================

                                                            For the Period Ended     For the Period Ended      For the Period Ended
                                                             December 31, 1999*       February 28, 1999         February 28, 1998
                                                            --------------------     --------------------      --------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
      Net investment income..............................   $         52,303,458     $         43,674,276      $         35,530,147
      Net realized gain..................................            170,279,517              181,973,840                71,368,439
      Net change in unrealized appreciation..............            562,095,831              250,798,350               463,085,650
                                                            ---------------------    ---------------------     ---------------------
Net increase in net assets resulting from operations.....            784,678,806              476,446,466               569,984,236
                                                            ---------------------    ---------------------     ---------------------

Net increase in net assets resulting from
      beneficial interest transactions...................            355,753,442              856,583,098               299,742,532
                                                            ---------------------    ---------------------     ---------------------

Increase in Net Assets...................................          1,140,432,248            1,333,029,564               869,726,768

NET ASSETS:
Beginning net assets.....................................          3,687,092,778            2,354,063,214             1,484,336,446
                                                            ---------------------    ---------------------     ---------------------
Ending net assets........................................   $      4,827,525,026     $      3,687,092,778      $      2,354,063,214
                                                            =====================    =====================     =====================

    * For the ten months ended December 31, 1999 The Master Portfolio changed its fiscal year end from February 28 to December 31.

The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS


1.   Significant Accounting Policies

     Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. MIP was organized on October 20, 1993 as a Delaware business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, and had no operations prior to March 1, 1994. MIP currently issues the following separate portfolios (the "Master Portfolios"), the Asset Allocation, Bond Index, LifePath Income (formerly "LifePath 2000"), LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, S&P 500 Index, Extended Index, International Index and U.S. Equity Index Master Portfolios. These financial statements relate to S&P 500 Index Master Portfolio (the "Master Portfolio").

     The following significant accounting policies are consistently followed by MIP in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     Effective February 10, 1999, the Board of Trustees of MIP approved a change in fiscal year-end of the Master Portfolio from February 28 to December 31. Accordingly, the financial statements are presented for the ten-month period ended December 31, 1999.

     Security Valuation

     The equity securities of the Master Portfolio are valued at the last reported sale price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any securities, restricted securities or other assets for which market quotations are not readily available, are valued at fair value as determined in good faith in accordance with policies approved by MIP's Board of Trustees.

     Security Transactions and Income Recognition

     Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts and premiums are accreted or amortized, respectively, under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

     Federal Income Taxes

     The Master Portfolio intends to qualify as a partnership for federal income tax purposes. The Master Portfolio, therefore, believes that it will not be subject to any federal income tax on its income and net realized capital gains (if any). However, each investor in the Master Portfolio will be taxed on its allocable share of the partnership's income and capital gains for the purposes of determining its federal income tax liability. The determination of such share will be made in accordance with the applicable sections of the Code.

     It is intended that the Master Portfolio's assets, income and allocations will be managed in such a way that a regulated investment company investing in the Master Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the regulated investment company invested all of its assets in the Master Portfolio.

     Futures Contracts

     The Master Portfolio may purchase long futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Master Portfolio is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Master Portfolio as unrealized gains or losses. When the contract is closed, the Master Portfolio records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Master Portfolio is required to segregate cash, U.S. Government securities or high quality, liquid debt instruments in connection with long futures transactions in an amount generally equal to the entire futures contract amount. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. As of December 31, 1999, the Master Portfolio had the following open long futures contracts outstanding:

S&P 500 Index Master Portfolio
Number of                               Expiration         Notional   Net Unrealized
Contracts                        Type         Date   Contract Value     Appreciation
------------------------------------------------------------------------------------
484                     S&P 500 Index     03/17/00   $   179,588,200  $    9,872,575

     The S&P 500 Index Master Portfolio has pledged to brokers U.S. Treasury Bills for initial margin requirements with a par value of $15,750,000.

     Repurchase Agreements

     Transactions involving purchases of securities under agreements to resell such securities at a specified price and time ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in the Master Portfolio's Portfolio of Investments. The advisor to the Master Portfolio may pool the Master Portfolio's cash and invest in repurchase agreements entered into by the other Master Portfolios. The Master Portfolio's prospectus requires that the cash investments be fully collateralized based on values that are marked to market daily. The collateral is generally held by an agent bank under a tri-party agreement. It is the advisor's responsibility to value collateral daily and to obtain additional collateral as necessary to maintain the value at equal to or greater than 102% of market value. The repurchase agreements entered into on December 31, 1999 by the Master Portfolio are collateralized by U.S. Government securities.

2.   Agreements and Other Transactions with Affiliates

     Pursuant to an Investment Advisory Contract with the Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of the Master Portfolio's assets. BGFA is entitled to receive 0.05% of the average daily net assets of the S&P 500 Index Master Portfolio as compensation for advisory services. BGFA is an indirect subsidiary of Barclays Bank PLC.

     Investors Bank & Trust Company ("IBT") serves as the custodian to the Master Portfolio. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as Sub-Administrator of the Master Portfolio.

     Stephens Inc. ("Stephens"), is the sponsor and placement agent for the Master Portfolio.

     The MIP has entered into administration services arrangements with BGI and Stephens, as co-administrators, who have agreed jointly to provide general administration services to the Master Portfolio such as managing and coordinating third-party service relationships. BGI and Stephens are not entitled to compensation for providing administration services to the Master Portfolio. BGI and Stephens may delegate certain of their administration duties to sub-administrators.

     Certain officers and trustees of MIP are also officers of Stephens. As of December 31, 1999, these officers of Stephens collectively owned less than 1% of the Master Portfolio's outstanding beneficial interests.

3.   Investment Portfolio Transactions

     Purchases and sales of investments, exclusive of short-term securities, for the Master Portfolio were as follows:


                                         S&P 500 Index
                                        Master Portfolio
                                 -----------------------------------
          Aggregate Purchases     Period ended            Year ended
          and Sales of:          Dec. 31, 1999*        Feb. 28, 1999
          -------------------    --------------      ---------------
          Purchases at cost      $  751,345,661      $ 1,187,951,471
          Sales proceeds            269,734,128          275,613,257


* For the ten months ended December 31, 1999. The Master Portfolio changed its fiscal year end from February 28 to December 31.

4.   Portfolio Securities Loaned

     As of December 31, 1999, the Master Portfolio had loaned securities which were collateralized by money market mutual funds. The Master Portfolio receives transaction fees for providing services in connection with the securities lending program. The risk to the Master Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. The value of the securities on loan and the value of the related collateral were as follows:

                                                                     Value of                        Value of
                                                                   Securities                      Collateral
     --------------------------------------------------------------------------------------------------------
     S&P 500 Index Master Portfolio                           $    47,645,223                 $    49,172,532

5.   Financial Highlights

     The ratios of expenses and net investment income to average net assets and portfolio turnover rates (excluding short-term securities) for the Master Portfolio are as follows:


                                                                   For the           For the          For the
                                                              Period Ended        Year Ended       Year Ended
                                                              December 31,      February 28,     February 28,
S&P 500 Index Master Portfolio                                      1999 *              1999             1998
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets +                            0.05%             0.05%            0.05%
Ratio of net investment income to average net assets +               1.44%             1.61%            1.89%
Portfolio turnover                                                      7%               11%               6%


* For the ten months ended December 31, 1999. The Master Portfolio changed its fiscal year end from February 28 to December 31.

+    Annualized for period of less than one year.

Independent Auditors' Report
----------------------------

To the Interestholders and Board of Trustees of Master Investment Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of S&P 500 Index Master Portfolio (a portfolio of Master Investment Portfolio) as of December 31, 1999, and the related statements of operations for the ten-month period then ended and the year ended February 28, 1999 and the statements of changes in net assets for the ten-month period then ended and each of the years in the two-year period ended February 28,1999. These financial statements are the responsibility of the Trust's management.
Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of S&P 500 Index Master Portfolio as of December 31, 1999, the results of its operations and the changes in its net assets for the periods indicated above in conformity with generally accepted accounting principles.


                                                         /s/ KPMG LLP


San Francisco, California
February 11, 2000

                            X.COM U.S.A. BOND FUND












                                 ANNUAL REPORT

                               December 31, 1999












                                                                    X.COM FUNDS

Dear Shareholder:

Thank you for investing in X.com Funds.

This Annual Report covers the short period of time since X.com launched the mutual funds on November 18, 1999. It is the first report of its kind for X.com Funds.

The three mutual funds comprising X.com Funds are designed to be the first building blocks of an individual's investment portfolio. Our choice of Barclays Global Fund Advisors master/feeder fund structure provides you with the expertise of one of the largest investment advisors in the world. The structure and content of these master funds (in which our funds invest) is also outlined in this annual report.

1999 was a year when stock prices soared (the S & P 500 Index gained 21.04/%) while bond prices fell (the Lehman Brothers Government/Corporate Bond Index declined 2.15%). This suggests that both market and sector diversification remains a smart and prudent strategy to follow. Recognizing the importance of diversification, X.com Funds will be offering additional investment choices later this year. In the meantime, be sure to check out our site often as we expand and improve the products and services offered to our customers.

Thanks again for choosing X.com Funds.



Elon Musk, Chairman

X.com U.S.A. Bond Fund

Portfolio Manager Commentary - 4/th/ Quarter 1999
-------------------------------------------------

The bond market suffered a bleak fourth quarter. Yields moved higher as strong economic figures rekindled inflation fears. The Lehman Brothers
Government/Corporate Bond Index fell 0.41% for the quarter, declining 2.15% for the year.

The quarter opened poorly, as T-bond prices dropped more than a point on October 1 in response to higher-than-expected manufacturing reports. Yields continued to climb during the month, reaching their highest levels since September of 1997. News of the highest monthly Producer Price Index increase in nine years caused a brief rally, due to a flight to quality from plunging stock prices.

During the first half of November, bonds rallied, but this was to be short-lived. On November 16, the Federal Reserve Board raised short-term rates 0.25%, bringing the Federal Funds rate to 5.5% and the discount rate to 5.0%. This was the third rate hike of the year, amounting to a cumulative 0.75% and exactly reversing the three rate cuts effected in 1998. In response, bonds fell during the second half of the month.

December brought the ninth monthly decline in bond prices for 1999. In a reversal of 1998, all major sectors - Agency, Corporate, Mortgage-backed, and Asset-backed - outperformed U.S. Treasury bonds for the month as well as the year. Yields of U.S. Treasuries continued to rise as ongoing strength in the U.S. economy, as well as recoveries in Asian and European countries, renewed fears of inflation.

X.com U.S.A. Bond Fund
Statement of Assets and Liabilities
December 31, 1999
================================================================================

ASSETS
Investments:
Investment in Master Investment Portfolio -
       Bond Index Master Portfolio, at market value (Note 1)......................  $ 233,225
Receivables:
Fund shares sold..................................................................        490
                                                                                    ---------
       Total Assets...............................................................    233,715
                                                                                    ---------

LIABILITIES
Payables:
Due to X.com (Note 2).............................................................         17
                                                                                    ---------
       Total Liabilities..........................................................         17
                                                                                    ---------
TOTAL NET ASSETS..................................................................  $ 233,698
                                                                                    =========

Net assets consist of:
Paid-in capital...................................................................    234,668
Undistributed net realized loss on investments....................................        (15)
Net unrealized depreciation of investments........................................       (955)
                                                                                    ---------
TOTAL NET ASSETS..................................................................  $ 233,698
                                                                                    =========

CAPITAL SHARES:
Net Assets........................................................................  $ 233,698

Shares Outstanding................................................................     23,922

Net Asset Value, Offering Price and Redemption Price per Share....................  $    9.77
                                                                                    =========

The accompanying notes are an integral part of these financial statements.

X.com U.S.A  Bond Fund
Statement of Operations

===============================================================================

                                                                                         Period from
                                                                                      November 18, 1999
                                                                                       (commencement of
                                                                                        operations) to
                                                                                      December 31, 1999
                                                                                      ------------------
NET INVESTMENT INCOME:
ALLOCATED FROM MASTER INVESTMENT PORTFOLIO
           Interest...............................................................    $           1,081
           Expenses (Note 2)......................................................                   (9)
                                                                                      -----------------
Net Investment Income Allocated from
      Master Investment Portfolio.................................................                1,072
                                                                                      -----------------

EXPENSES (NOTE 2):
Management fees...................................................................                   35
                                                                                      -----------------
          Total expenses..........................................................                   35
                                                                                      -----------------
Less:
      Fees reimbursed by X com (Note2)............................................                  (24)
                                                                                      -----------------
          Net expenses............................................................                   11
                                                                                      -----------------
NET INVESTMENT INCOME.............................................................                1,061
                                                                                      -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM
      MASTER INVESTMENT PORTFOLIO
Net realized loss on sale of investments..........................................                  (15)
Net change in unrealized depreciation of investments..............................                 (955)
                                                                                      -----------------
Net Loss on Investments Allocated from
      Master Investment Portfolio.................................................                 (970)
                                                                                      -----------------

NET DECREASE IN NET ASSETS RESULTING FROM
      OPERATIONS..................................................................    $              91
                                                                                      =================

The accompanying notes are an integral part of these financial statements.

X.com U.S.A. Bond Fund
Statement of Changes in Net Assets

================================================================================

                                                                              Period from
                                                                           November 18, 1999
                                                                           (commencement of
                                                                            operations) to
                                                                           December 31, 1999
                                                                           -----------------
INCREASE IN NET ASSETS
Operations:
Net investment income..................................................    $           1,061
Net realized gain on sale of investments...............................                  (15)
Net change in unrealized depreciation of investments...................                 (955)
                                                                           -----------------
Net decrease in net assets resulting from operations...................                   91
                                                                           -----------------

Dividends and Distributions to Shareholders from:
Net investment income..................................................               (1,091)
                                                                           -----------------
Total dividends and distributions to shareholders......................               (1,091)
                                                                           -----------------

Capital Share Transactions:
Net proceeds from sale of shares.......................................              352,556
Net asset value of shares issued to shareholders in reinvestment
     of dividends and distributions....................................                1,091
Cost of shares redeemed................................................             (118,949)
                                                                           -----------------
Net increase in net assets from capital share transactions.............              234,698
                                                                           -----------------

Net Increase in Net Assets.............................................              233,698

NET ASSETS:
Beginning of period (November 18, 1999)................................                    -
                                                                           -----------------
End of period..........................................................    $         233,698
                                                                           =================

SHARE TRANSACTIONS:
Number of shares sold..................................................               35,896
Number of shares issued through reinvestment of dividends
     and distributions.................................................                  111
Number of shares redeemed..............................................              (12,085)
                                                                           -----------------
Net increase in shares outstanding.....................................               23,922
                                                                           =================

  The accompanying notes are an integral part of these financial statements.

X.com U.S.A. Bond Fund
Financial Highlights

================================================================================

                                                                             Period from
                                                                           November 18, 1999
                                                                           (commencement of
                                                                            operations) to
                                                                           December 31, 1999
                                                                           -----------------
For a Share Outstanding for the Period

Net Asset Value, beginning of period...................................    $           10.06
                                                                           -----------------
Income from investment operations:
     Net investment income.............................................                 0.18
     Net realized and unrealized loss on investments...................                (0.29)
                                                                           -----------------
     Total income from investment operations...........................                (0.11)
                                                                           -----------------

Less dividends and distributions to shareholders:
     Dividends from net investment income..............................                (0.18)
                                                                           -----------------
     Total dividends and distributions.................................                (0.18)
                                                                           -----------------

Net asset value, end of period.........................................    $            9.77
                                                                           =================

Total return...........................................................                -1.99% *

Ratios / Supplemental Data:
     Net assets, end of period (000s omitted)..........................    $             234
     Ratio of expenses to average net assets (1).......................                 0.19% **
     Ratio of net investment income to average net assets (2)..........                 6.83% **

------------------------------------------------------------------------------------------------

 (1) Ratio of expenses to average net assets prior to
     reimbursement of fees.............................................                 0.40% **
 (2) Ratio of net investment income to average net
     assets prior to reimbursement of fees.............................                 6.62% **
------------------------------------------------------------------------------------------------

 *   Not annualized.
**   Annualized.

  The accompanying notes are an integral part of these financial statements.

X.COM U.S.A. BOND FUND
NOTES TO THE FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     X.com U.S.A. Bond Fund (the "Fund") is one of a diversified series of X.com Funds (the "Trust"), a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was established as a Delaware business trust organized pursuant to a Declaration of Trust on June 3, 1999.

     The investment objective of the U.S.A. Bond Fund is to approximate as closely as practicable, before fees and expenses, the total rate of return of the U.S. market for issued and outstanding U.S. government and high grade corporate bonds as measured by the Lehman Brothers Government/Corporate Bond Index.

     The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

          Investment Policy and Security Valuation

     The Fund is a "feeder" fund in a "master-feeder" structure. Instead of investing directly in individual securities, a feeder fund, which is offered to the public, invests in a Master Portfolio that has substantially the same investment objective as the feeder fund. It is the Master Portfolio that actually invests in the individual securities. The Fund pursues its investment objective by investing all of its assets in the Bond Index Master Portfolio (a
"Master Portfolio") a separate series of the Master Investment Portfolio.   The
value of the Fund's investment in the Master Portfolio reflects the Fund's interest in the net assets of the Master Portfolio. As of December 31, 1999, the value of the Fund's investment in the Master Portfolio was 0.05% of the outstanding interests of the Bond Index Master Portfolio. Debt securities held by the Master Portfolio are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any securities, restricted securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies approved by the Master Portfolios' Board of Trustees.

          Security Transactions and Income Recognition

     Security transactions are accounted for by the Master Portfolio on the date the securities are purchased or sold (trade date). Interest income is recognized on a daily accrual basis. Realized gains and losses are reported on the basis of identified cost of securities delivered. Bond discounts and premiums are accreted or amortized, respectively, as required by the Internal Revenue Code of 1986, as amended (the "Code"). All net investment income and realized and unrealized capital gains and losses of the Master Portfolio are allocated as required by the Code.

     The performance of the Fund is directly affected by the performance of the corresponding Master Portfolio. The financial statements of the Master Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

          Dividends and Distributions to Shareholders

     Dividends to shareholders from net investment income of the Fund are declared and distributed monthly. Distributions to shareholders from any net realized capital gains are declared and distributed annually, generally in December.

     Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Fund.

          Federal Income Taxes

     The Fund is treated as a separate entity for federal income tax purposes. It is the policy of each fund to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to distribute annually all of its investment company taxable income and any net capital gains (taking into account capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal taxes was required at December 31, 1999.


2.   AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     X.com Asset Management, Inc. ("XAM"), a wholly owned subsidiary of X.com Corporation ("X.com") serves as the Funds' investment adviser. For both their advisory and administrative services, XAM is paid a "unified" fee from the Fund at an annual rate of 0.32% of the Fund's average daily net assets. Under this agreement between the Trust and XAM, XAM assumes all ordinary recurring direct costs of the Trust, such as custodian fees, director's fees, transfer agency fees and accounting fees, and excludes, generally, advisory fees and costs related to security transactions. XAM may delegate some of their administrative duties to the administrator.

     A fee waiver for the Fund is made pursuant to an expense limitation and reimbursement agreement with XAM that is in effect for an initial term of one year and will be renewed thereafter automatically for a one year term on an
annual basis.   The agreement can be changed, terminated or not renewed by either party only by giving 90 days' prior notice. XAM waived expenses totaling 0.21% of its average daily net assets for the period ended December 31, 1999.

     X.com serves as the shareholder servicing agent for the Fund. X.com is also responsible for maintaining the Fund's shareholder accounts.

     Pursuant to an Investment Advisory Contract with the Master Portfolio, Barclays Global Financial Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of the Master Portfolio's assets. For its services, BGFA is entitled to receive 0.08% of the average daily net assets of the Bond Index Master Portfolio.

     Investor's Bank & Trust Company (the "Administrator") provides administrative services to the Fund. Services provided by the Administrator include, but are not limited to: managing the daily operations and business affairs of the Fund, subject to the supervision of the Board of Trustees; overseeing the preparation and maintenance of all documents and records required to be maintained by the Fund; preparing or assisting in the preparation of regulatory filings, prospectuses and shareholder reports; and preparing and disseminating material for meetings of the Board of Trustees and shareholders. XAM compensates the Administrator for services performed.

Independent Auditors' Report
----------------------------


To the Shareholders and Board of Trustees of X.com Funds:

We have audited the accompanying statement of assets and liabilities of X.com U.S.A. Bond Fund (one series of X.com Funds) as of December 31, 1999 and the related statements of operations, changes in net assets and financial highlights for the period from November 18, 1999 (commencement of operations) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of X.com U.S.A. Bond Fund as of December 31, 1999, the results of its operations, changes in its net assets, and its financial highlights for the period from November 18, 1999 to December 31, 1999 in conformity with generally accepted accounting principles.

                                                                    /s/ KPMG LLP

San Francisco, California
February 11, 2000

MASTER INVESTMENT PORTFOLIO--BOND INDEX
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio of Investments

                                                                                   Interest        Maturity
      Principal  Security Name                                                       Rate            Date             Value
                 CORPORATE BONDS & NOTES--30.16%
                 AEROSPACE / DEFENSE--1.04%
      2,800,000  Raytheon Co                                                       5.95%           03/15/01         2,761,503
      1,000,000  Raytheon Co                                                       7.38%           07/15/25           864,220
      1,000,000  United Technologies Corp                                          6.63%           11/15/04           978,610
                                                                                                                  ------------
                                                                                                                  $ 4,604,333
                 AUTO MANUFACTURERS--0.91%
      1,500,000  Chrysler Corp                                                     7.45%           03/01/27         1,456,089
      1,000,000  Ford Motor Co                                                     7.25%           10/01/08           985,732
      1,500,000  Ford Motor Co                                                     8.88%           04/01/06         1,606,360
                                                                                                                  ------------
                                                                                                                  $ 4,048,181
                 AUTO PARTS & EQUIPMENT--0.41%
      1,000,000  Delphi Automotive Systems Corp                                    6.50%           05/01/09           909,872
      1,000,000  Goodyear Tire & Rubber Co                                         6.63%           12/01/06           935,503
                                                                                                                  ------------
                                                                                                                  $ 1,845,375
                 BANKS--4.05%
        500,000  ABN Amro Bank NV                                                  7.30%           12/01/26           456,279
      1,000,000  Bank of New York Co Inc                                           6.50%           12/01/03           969,276
      1,000,000  Bank One Corp                                                     8.10%           03/01/02         1,017,743
      1,870,000  BankAmerica Corp                                                  6.25%           04/01/08         1,720,000
      1,000,000  Chase Manhattan Corp                                              5.75%           04/15/04           946,695
      1,000,000  Dresdner Bank AG                                                  6.63%           09/15/05           954,492
        500,000  First Union Corp                                                  6.63%           07/15/05           479,686
      1,500,000  KeyCorp                                                           6.75%           03/15/06         1,436,391
      3,500,000  KFW International Finance Inc                                     7.63%           02/15/04         3,580,843
        250,000  KFW International Finance Inc                                     8.00%           02/15/10           263,977
      1,000,000  Korea Development Bank                                            7.38%           09/17/04           981,839
        500,000  Skandinaviska Enskilda                                            6.88%           02/15/09           462,820
      1,200,000  Swiss Bank Corp                                                   7.38%           07/15/15         1,151,563
      4,000,000  Westdeutsche NY                                                   6.05%           01/15/09         3,577,540
                                                                                                                  ------------
                                                                                                                  $17,999,144
                 BEVERAGES--0.92%
      1,500,000  Anheuser-Busch Companies                                          9.00%           12/01/09         1,675,315
      1,000,000  Coca-Cola Enterprises                                             8.00%           09/15/22         1,006,282
      1,000,000  Diageo PLC                                                        6.13%           08/15/05           946,108
        500,000  J Seagram & Sons                                                  7.50%           12/15/18           472,541
                                                                                                                  ------------
                                                                                                                  $ 4,100,246
                 CHEMICALS--0.23%
        500,000  Dow Chemical Co                                                   8.63%           04/01/06           527,218
        500,000  ICI Wilmington                                                    8.75%           05/01/01           509,524
                                                                                                                  ------------
                                                                                                                  $ 1,036,742
                 COMMERCIAL SERVICES--0.17%
      1,000,000  Service Corp International                                        6.00%           12/15/05           743,191
                 COSMETICS / PERSONAL CARE--0.22%
      1,000,000  Procter & Gamble Co                                               6.88%           09/15/09           977,869
                 DIVERSIFIED FINANCIAL SERVICES--7.20%
      2,500,000  Associates Corp NA                                                6.25%           11/01/08         2,303,360
      1,000,000  Associates Corp NA                                                6.95%           11/01/18           925,652
      1,000,000  AT&T Capital Corp                                                 6.25%           05/15/01           989,514
      1,000,000  CIT Group Holdings                                                6.63%           06/15/05           965,372

      1,000,000  Citigroup Inc                                                     7.88%           05/15/25         1,003,818
      1,000,000  Countrywide Funding Corp                                          6.88%           09/15/05           969,087
      2,000,000  First Union Capital Corp                                          8.04%           12/01/26         1,859,078
      3,400,000  Ford Motor Credit Co                                              6.50%           02/28/02         3,367,996
      3,500,000  General Motors Acceptance Corp                                    5.80%           04/09/01         3,461,724
      1,000,000  General Motors Acceptance Corp                                    7.13%           05/01/03           996,564
      2,000,000  Household Finance Corp                                            6.00%           05/01/04         1,899,078
      1,000,000  Household Finance Corp                                            6.70%           06/15/02           987,032
      2,500,000  Lehman Brothers Inc                                               7.63%           06/01/06         2,469,757
      1,000,000  Mellon Capital II                                                 8.00%           01/15/27           940,602
      3,000,000  Mellon Financial                                                  6.00%           03/01/04         2,862,543
      4,000,000  Merrill Lynch & Co Inc                                            6.00%           02/17/09         3,585,396
      1,000,000  Merrill Lynch & Co Inc                                            6.38%           10/15/08           921,966
      1,500,000  Morgan Stanley Group Inc                                          6.70%           05/01/01         1,498,313
                                                                                                                  ------------
                                                                                                                  $32,006,852
                 ELECTRIC--2.44%
      2,000,000  Duke Energy Corp                                                  6.00%           12/01/28         1,574,154
      1,000,000  Enersis SA                                                        7.40%           12/01/16           870,792
      4,000,000  Houston Lighting & Power Co                                       6.50%           04/21/03         3,906,836
        756,098  Niagra Mohawk Power                                               7.38%           07/01/03           753,095
        529,268  Niagra Mohawk Power                                               7.63%           10/01/05           529,999
      1,500,000  Northern States Power Co                                          6.50%           03/01/28         1,279,197
      1,000,000  Texas Utilities Co                                                6.38%           01/01/08           911,974
      1,000,000  Virginia Electric & Power Co                                      7.38%           07/01/02         1,002,385
                                                                                                                  ------------
                                                                                                                  $10,828,432
                 FOOD--0.54%
        500,000  Archer-Daniels-Midland Co                                         8.38%           04/15/17           528,658
      1,000,000  Fred Meyer Inc                                                    7.45%           03/01/08           971,367
      1,000,000  Kroger Co                                                         7.00%           05/01/18           890,811
                                                                                                                  ------------
                                                                                                                  $ 2,390,836
                 HEALTH CARE--0.45%
      1,000,000  Baxter International Inc                                          7.63%           11/15/02         1,012,695
      1,000,000  Becton Dickinson & Co                                             7.15%           10/01/09           971,185
                                                                                                                  ------------
                                                                                                                  $ 1,983,880
                 INSURANCE--0.21%
      1,000,000  Aetna Services Inc                                                7.13%           08/15/06           959,504
                 MANUFACTURERS--0.57%
      3,000,000  Tyco International Group                                          6.88%           01/15/29         2,555,040
                 MEDIA--2.85%
      2,000,000  Comcast Cable Communications                                      8.38%           05/01/07         2,067,354
      2,000,000  Disney (Walt) Co                                                  5.13%           12/15/03         1,871,194
        500,000  Disney (Walt) Co                                                  6.75%           03/30/06           488,713
      2,500,000  Time Warner Entertainment                                         8.38%           03/15/23         2,607,173
      2,000,000  Time Warner Entertainment                                         9.63%           05/01/02         2,105,236
      3,500,000  Viacom Inc                                                        7.75%           06/01/05         3,538,035
                                                                                                                  ------------
                                                                                                                  $12,677,705
                 MULTI-NATIONAL--0.48%
        500,000  African Development Bank                                          7.75%           12/15/01           509,530
      1,000,000  Inter-American Development Bank                                   5.75%           02/26/08           918,131
        200,000  Inter-American Development Bank                                   8.40%           09/01/09           217,477
        450,000  Inter-American Development Bank                                   8.50%           03/15/11           495,644
                                                                                                                  ------------
                                                                                                                  $ 2,140,782
                 OIL & GAS PRODUCERS--1.10%
      1,000,000  Amoco Canada                                                      7.25%           12/01/02         1,005,860
      2,000,000  Conoco Inc                                                        5.90%           04/15/04         1,912,600
      1,120,000  Kerr-McGee Corp                                                   6.63%           10/15/07         1,026,778
      1,000,000  Phillips 66 Capital Trust II                                      8.00%           01/15/37           945,752
                                                                                                                  ------------
                                                                                                                  $ 4,890,990

                 PHARMACEUTICALS--0.22%
      1,000,000  American Home Products Corp                                       6.50%           10/15/02                987,090
                 REAL ESTATE--0.22%
      1,000,000  EOP Operating LP                                                  6.38%           02/15/03                963,255
                 REITS--0.42%
      1,000,000  Avalon Bay Communities                                            7.50%           08/01/09                953,724
      1,000,000  Prologis Trust                                                    7.10%           04/15/08                925,585
                                                                                                                ------------------
                                                                                                                        $1,879,309
                 RETAIL--1.41%
      2,000,000  Penney (J C) Co Inc                                               8.25%           08/15/22              1,779,520
      1,500,000  Saks Inc                                                          7.50%           12/01/10              1,368,510
      1,000,000  Wal-Mart Stores Inc                                               7.25%           06/01/13                983,673
      2,000,000  Wal-Mart Stores Inc                                               8.50%           09/15/24              2,119,344
                                                                                                                ------------------
                                                                                                                        $6,251,047
                 TELECOMMUNICATION EQUIPMENT--0.55%
      2,500,000  Motorola Inc                                                      7.50%           05/15/25              2,433,963
                 TELECOMMUNICATIONS--0.29%
        250,000  Bell Telephone Canada                                             9.50%           10/15/10                283,680
      1,000,000  Cable & Wireless Communications                                   6.63%           03/06/05                990,293
                                                                                                                ------------------
                                                                                                                        $1,273,973
                 TELEPHONE--2.23%
      1,500,000  AT&T Corp                                                         6.00%           03/15/09              1,351,875
        500,000  New York Telephone Co                                             6.00%           04/15/08                450,741
      2,305,000  New York Telephone Co                                             7.00%           12/01/33              1,979,995
      4,000,000  Sprint Capital Corp                                               6.13%           11/15/08              3,626,416
      1,000,000  US West Communications                                            6.38%           10/15/02                982,204
      1,500,000  Worldcom Inc                                                      7.55%           04/01/04              1,519,638
                                                                                                                ------------------
                                                                                                                        $9,910,869
                 TOBACCO--0.10%
        500,000  Imperial Tobacco Group PLC                                        7.13%           04/01/09                451,717
                 TRANSPORTATION--0.93%
      1,300,000  Canadian National Railway Co                                      6.45%           07/15/00              1,197,040
      1,000,000  Norfolk Southern Corp                                             7.80%           05/15/27                976,376
      1,000,000  Stagecoach Holdings PLC                                           8.63%           11/15/09              1,001,250
      1,000,000  Union Pacific Corp                                                6.79%           11/09/07                943,760
                                                                                                                ------------------
                                                                                                                        $4,118,426
                                                                                                                ------------------

                                                              TOTAL CORPORATE BONDS & NOTES
                                                                                    - VALUE                           $134,058,751
                                                                                    -  COST                           $143,226,413

                                                                                   Interest        Maturity
      Principal  Security Name                                                       Rate            Date                  Value
                 FOREIGN GOVERNMENT BONDS &
                 NOTES++--2.42%
      1,000,000  British Columbia (Province of)                                    6.50%           01/15/26                885,630
      1,000,000  Chile (Republic of)                                               6.88%           04/28/09                926,946
      2,000,000  Corp Andina De Fomento                                            7.75%           03/01/04              2,000,384
      2,000,000  Hydro Quebec                                                      8.40%           01/15/22              2,115,220
      1,200,000  New Brunswick                                                     7.63%           06/29/04              1,218,768
        750,000  Ontario (Province of)                                             7.63%           06/22/04                765,097
      2,300,000  Ontario (Province of)                                             7.75%           06/04/02              2,339,560
        500,000  Victoria (Province of)                                            8.45%           10/01/01                514,012
                                                                                                                ------------------

                                                     TOTAL FOREIGN GOVERNMENT BONDS & NOTES
                                                                                    - VALUE                            $10,765,617
                                                                                    -  COST                            $11,316,145

                                                                                   Interest        Maturity
      Principal  Security Name                                                       Rate            Date                 Value

                 U.S. GOVERNMENT AGENCY SECURITIES--14.04%
      5,500,000  Federal Home Loan Bank                                            5.02%           02/11/02              5,331,562
      1,500,000  Federal Home Loan Bank                                            5.40%           01/15/03              1,447,340
      1,000,000  Federal Home Loan Bank                                            5.50%           01/21/03                967,355
      2,500,000  Federal Home Loan Bank                                            6.09%           06/02/06              2,383,593
      5,000,000  Federal Home Loan Mortgage Corporation                            5.00%           01/15/04              4,675,700
      3,400,000  Federal Home Loan Mortgage Corporation                            5.13%           10/15/08              2,971,801
      3,000,000  Federal Home Loan Mortgage Corporation                            5.25%           02/16/01              2,960,889
      2,000,000  Federal Home Loan Mortgage Corporation                            5.38%           03/01/01              1,975,288
      1,000,000  Federal Home Loan Mortgage Corporation                            5.50%           05/15/02                975,370
      1,000,000  Federal Home Loan Mortgage Corporation                            5.63%           02/20/04                952,178
      1,000,000  Federal Home Loan Mortgage Corporation                            5.75%           07/15/03                967,533
        500,000  Federal Home Loan Mortgage Corporation                            5.75%           03/15/09                455,564
      3,500,000  Federal Home Loan Mortgage Corporation                            5.90%           05/04/04              3,355,135
      1,000,000  Federal Home Loan Mortgage Corporation                            6.13%           08/15/03                978,185
      1,000,000  Federal Home Loan Mortgage Corporation                            6.30%           06/01/04                969,431
      1,000,000  Federal National Mortgage Association                             0.00%           06/01/17                282,963
      2,104,000  Federal National Mortgage Association                             5.13%           02/13/04              1,974,139
      1,000,000  Federal National Mortgage Association                             5.25%           01/15/09                880,552
      1,000,000  Federal National Mortgage Association                             5.38%           03/15/02                975,733
      2,000,000  Federal National Mortgage Association                             5.38%           01/16/01              1,979,760
      1,000,000  Federal National Mortgage Association                             5.75%           06/15/05                949,313
      3,500,000  Federal National Mortgage Association                             5.75%           02/15/08              3,222,597
        600,000  Federal National Mortgage Association                             5.88%           04/23/04                573,496
      1,000,000  Federal National Mortgage Association                             6.09%           09/27/27                857,493
      5,000,000  Federal National Mortgage Association                             6.26%           02/25/09              4,639,850
        394,000  Federal National Mortgage Association                             6.38%           06/15/09                375,449
      1,000,000  Federal National Mortgage Association                             6.45%           02/14/02                993,242
      1,400,000  Federal National Mortgage Association                             6.80%           01/10/03              1,403,986
      3,000,000  Federal National Mortgage Association                             7.55%           04/22/02              3,058,797
      2,150,000  Financing Corp                                                    8.60%           09/26/19              2,446,304
        500,000  Financing Corp                                                    9.65%           11/02/18                621,049
      1,285,000  Financing Corp                                                    9.80%           04/06/18              1,609,460
        500,000  Tennessee Valley Authority                                        6.13%           07/15/03                484,915
      2,600,000  Tennessee Valley Authority                                        6.25%           12/15/17              2,347,922
      1,500,000  Tennessee Valley Authority                                        6.88%           12/15/43              1,344,375
                                                                                                                ------------------


                                                    TOTAL U.S. GOVERNMENT AGENCY SECURITIES
                                                                                    - VALUE                            $62,388,319
                                                                                    -  COST                            $65,326,331

                                                                                   Interest        Maturity
      Principal  Security Name                                                       Rate            Date                  Value
                 U.S. TREASURY SECURITIES--50.34%
        700,000  U.S. Treasury Bonds                                               5.25%           02/15/29                579,032
      2,800,000  U.S. Treasury Bonds                                               5.50%           08/15/28              2,389,626
      1,200,000  U.S. Treasury Bonds                                               6.00%           02/15/26              1,097,626
      1,600,000  U.S. Treasury Bonds                                               6.13%           11/15/27              1,488,000
        800,000  U.S. Treasury Bonds                                               6.13%           08/15/29                762,750
      1,500,000  U.S. Treasury Bonds                                               6.50%           11/15/26              1,462,032
      1,000,000  U.S. Treasury Bonds                                               6.63%           02/15/27                990,313
      5,200,000  U.S. Treasury Bonds                                               7.13%           02/15/23              5,414,500
      4,100,000  U.S. Treasury Bonds                                               7.25%           05/15/16              4,285,783
        500,000  U.S. Treasury Bonds                                               7.50%           11/15/16                534,844
        500,000  U.S. Treasury Bonds                                               7.63%           02/15/07                509,062
      7,300,000  U.S. Treasury Bonds                                               7.63%           02/15/25              8,089,312
      2,500,000  U.S. Treasury Bonds                                               7.88%           02/15/21              2,793,750

   7,100,000  U.S. Treasury Bonds                                    8.00%          11/15/21              8,054,062
   9,250,000  U.S. Treasury Bonds                                    8.13%          08/15/19             10,539,219
     300,000  U.S. Treasury Bonds                                    8.25%          05/15/05                302,531
   1,600,000  U.S. Treasury Bonds                                    8.75%          05/15/17              1,910,000
   3,100,000  U.S. Treasury Bonds                                    8.75%          05/15/20              3,751,970
   2,100,000  U.S. Treasury Bonds                                    8.75%          08/15/20              2,544,282
   1,000,000  U.S. Treasury Bonds                                    9.13%          05/15/09              1,091,563
   1,500,000  U.S. Treasury Bonds                                    9.13%          05/15/18              1,858,594
   2,300,000  U.S. Treasury Bonds                                    9.38%          02/15/06              2,624,875
   2,100,000  U.S. Treasury Bonds                                   10.38%          11/15/12              2,551,500
   2,250,000  U.S. Treasury Bonds                                   11.25%          02/15/15              3,179,531
     500,000  U.S. Treasury Bonds                                   11.75%          11/15/14                676,094
   1,100,000  U.S. Treasury Bonds                                   12.00%          08/15/13              1,468,157
     500,000  U.S. Treasury Bonds                                   12.75%          11/15/10                646,250
   2,000,000  U.S. Treasury Bonds                                   13.25%          05/15/14              2,881,876
  10,000,000  U.S. Treasury Notes                                    4.50%          01/31/01              9,834,380
   5,500,000  U.S. Treasury Notes                                    4.63%          12/31/00              5,420,937
   8,700,000  U.S. Treasury Notes                                    4.75%          11/15/08              7,675,036
     500,000  U.S. Treasury Notes                                    5.25%          05/31/01                493,750
   1,000,000  U.S. Treasury Notes                                    5.50%          07/31/01                989,688
   2,000,000  U.S. Treasury Notes                                    5.50%          08/31/01              1,976,250
   2,100,000  U.S. Treasury Notes                                    5.50%          01/31/03              2,050,125
   1,450,000  U.S. Treasury Notes                                    5.50%          05/31/03              1,411,031
   1,200,000  U.S. Treasury Notes                                    5.50%          02/15/08              1,124,250
     500,000  U.S. Treasury Notes                                    5.50%          05/15/09                465,781
   1,000,000  U.S. Treasury Notes                                    5.63%          02/28/01                994,063
   3,300,000  U.S. Treasury Notes                                    5.63%          05/15/08              3,104,062
   1,600,000  U.S. Treasury Notes                                    5.75%          11/30/02              1,575,501
   1,000,000  U.S. Treasury Notes                                    5.75%          04/30/03                981,563
   8,000,000  U.S. Treasury Notes                                    5.75%          08/15/03              7,832,504
     850,000  U.S. Treasury Notes                                    5.88%          11/30/01                844,688
   1,700,000  U.S. Treasury Notes                                    5.88%          09/30/02              1,681,938
   1,000,000  U.S. Treasury Notes                                    5.88%          02/15/04                983,438
   2,500,000  U.S. Treasury Notes                                    5.88%          11/15/05              2,427,345
   1,600,000  U.S. Treasury Notes                                    6.00%          08/15/09              1,550,000
   1,200,000  U.S. Treasury Notes                                    6.13%          12/31/01              1,197,376
   3,300,000  U.S. Treasury Notes                                    6.13%          08/15/07              3,216,470
   2,800,000  U.S. Treasury Notes                                    6.25%          10/31/01              2,800,000
   1,000,000  U.S. Treasury Notes                                    6.25%          01/31/02              1,000,000
   7,000,000  U.S. Treasury Notes                                    6.25%          02/28/02              6,997,816
   3,000,000  U.S. Treasury Notes                                    6.25%          06/30/02              2,998,125
  10,800,000  U.S. Treasury Notes                                    6.25%          02/15/03             10,766,250
   8,700,000  U.S. Treasury Notes                                    6.38%          03/31/01              8,719,036
   2,000,000  U.S. Treasury Notes                                    6.38%          09/30/01              2,003,750
   4,700,000  U.S. Treasury Notes                                    6.38%          08/15/02              4,708,813
   2,250,000  U.S. Treasury Notes                                    6.50%          05/31/01              2,259,142
   3,000,000  U.S. Treasury Notes                                    6.50%          05/15/05              3,000,939
   3,000,000  U.S. Treasury Notes                                    6.50%          08/15/05              3,000,000
   1,400,000  U.S. Treasury Notes                                    6.50%          10/15/06              1,396,063
   2,000,000  U.S. Treasury Notes                                    6.63%          06/30/01              2,011,876
   3,000,000  U.S. Treasury Notes                                    6.88%          05/15/06              3,052,500
   1,900,000  U.S. Treasury Notes                                    7.00%          07/15/06              1,946,313
  11,050,000  U.S. Treasury Notes                                    7.25%          08/15/04             11,402,219
   8,200,000  U.S. Treasury Notes                                    7.50%          11/15/01              8,379,375
   3,000,000  U.S. Treasury Notes                                    7.50%          05/15/02              3,079,689
   1,300,000  U.S. Treasury Notes                                    7.50%          02/15/05              1,356,063
   4,300,000  U.S. Treasury Notes                                    7.88%          08/15/01              4,404,813
   3,000,000  U.S. Treasury Notes                                    7.88%          11/15/04              3,173,439
   2,900,000  U.S. Treasury Notes                                    8.00%          05/15/01              2,966,158
                                                                                                -------------------

                                                             TOTAL U.S. TREASURY SECURITIES
                                                                                   -  VALUE                          $ 223,729,689
                                                                                   -   COST                          $ 235,125,106

                                                                                   Interest        Maturity
      Principal  Security Name                                                       Rate            Date               Value
                 SHORT TERM INSTRUMENTS--8.20%
                 CASH EQUIVALENTS--6.86%
     18,785,950  Goldman Sachs Financial Square Prime           +                  5.40%             01/03/00           18,785,950
                  Obligation Fund
     11,700,000  Investors Bank & Trust Depositary Receipt      +                  5.53%             01/03/00           11,700,000
                                                                                                                     -------------
                                                                                                                     $  30,485,950
                 REPURCHASE AGREEMENTS--1.34%
      5,927,275  Morgan Stanley Tri-party Repurchase Agreement                                                           5,927,275
                 dated 12/31/99, due 01/03/00 with a maturity
                 value of $5,928,460, and an effective yield
                 of 2.40% collateralized by  U.S. Treasury
                 Notes with a rate of 6.375%, a maturity of
                 03/31/01 and market value of $6,045,821.

                                                               TOTAL SHORT TERM INSTRUMENTS
                                                                                   -  VALUE                          $  36,413,225
                                                                                   -   COST                          $  36,413,225

                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $491,407,220) * (Notes 1 and 3)                                                105.16 %       $ 467,355,601
                 Other Assets and Liabilities, Net                                                     (5.16)%         (22,911,688)
                                                                                                 -----------         -------------
                 TOTAL NET ASSETS                                                                     100.00 %       $ 444,443,913
                                                                                                 ===========         =============

-----------------------------------------------------------------------------------------------------------------------------------
+                Represents investment of collateral received from securities lending transactions.  See Note 4.
++               Investment is denominated in U.S. Dollars.
*                Cost for federal income tax purposes is $491,526,454 and net unrealized depreciation consists of:
                      Gross Unrealized Appreciation               $        10,369
                      Gross Unrealized Depreciation               $   (24,181,222)
                                                                  ---------------
                      Net Unrealized Depreciation                 $   (24,170,853)
                                                                  ===============

The accompanying notes are an integral part of these financial statements.

Bond Index Master Portfolio
Statement of Assets and Liabilities
December 31, 1999
================================================================================

ASSETS
Investments:
In securities, at market value (Cost $491,407,220) (Note 1)..........................   $       467,355,601
Receivables:
Interest.............................................................................             7,643,636
                                                                                        -------------------
       Total Assets..................................................................           474,999,237
                                                                                        -------------------

LIABILITIES
Payables:
Collateral for securities loaned (Note 4)............................................            30,485,950
Due to BGI (Note 2)..................................................................                69,374
                                                                                        -------------------
       Total Liabilities.............................................................            30,555,324
                                                                                        -------------------

TOTAL NET ASSETS.....................................................................   $       444,443,913
                                                                                        ===================

The accompanying notes are an integral part of these financial statements.

Bond Index Master Portfolio
Statements of Operations

================================================================================

                                                                                   For the Period Ended        For the Year Ended
                                                                                    December 31, 1999 *         February 28, 1999
                                                                                   ---------------------       ------------------
NET INVESTMENT INCOME:
 Interest (1).................................................................     $      22,521,833           $      7,152,613
                                                                                   ---------------------       ------------------
      Total Investment Income.................................................            22,521,833                  7,152,613
                                                                                   ---------------------       ------------------
EXPENSES (NOTE 2):
 Advisory fees................................................................               277,850                     89,576
                                                                                   ---------------------       ------------------
      Total Expenses..........................................................               277,850                     89,576
                                                                                   ---------------------       ------------------
NET INVESTMENT INCOME.........................................................            22,243,983                  7,063,037
                                                                                   ---------------------       ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized gain (loss) on sale of investments...............................           (2,713,060)                   419,676
 Net change in unrealized depreciation of investments..........................          (22,407,564)                (4,365,016)
                                                                                   ---------------------       ------------------
Net Loss on Investments........................................................          (25,120,624)                (3,945,340)
                                                                                   ---------------------       ------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...............    $      (2,876,641)          $      3,117,697
                                                                                   =====================       ==================

---------------------------------------------------------------------------------------------------------------------------------

      (1) Interest income includes securities lending income of................    $          49,933           $         24,075

---------------------------------------------------------------------------------------------------------------------------------

       * For the ten months ended December 31, 1999. The Master Portfolio changed its fiscal year end from February 28 to December 31.


The accompanying notes are an integral part of these financial statements.

Bond Index Master Portfolio
Statements of Changes in Net Assets
================================================================================

                                                                   For the Period Ended  For the Year Ended   For the Year Ended
                                                                   December 31, 1999 *   February 28, 1999    February 28, 1998
                                                                   --------------------  -------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income.........................................  $        22,243,983   $        7,063,037   $      12,426,184
   Net realized gain (loss) on sale of investments...............           (2,713,060)             419,676           3,123,379
   Net change in unrealized appreciation (depreciation)
     of investments..............................................          (22,407,564)          (4,365,016)          3,034,137
                                                                   -------------------   ------------------   -----------------
Net increase (decrease) in net assets resulting from operations..           (2,876,641)           3,117,697          18,583,700
                                                                   -------------------   ------------------   -----------------

Net increase (decrease) in net assets resulting from
     beneficial interest transactions............................           45,592,668          305,376,058        (146,679,073)
                                                                   -------------------   ------------------   -----------------

Increase (Decrease) in Net Assets................................           42,716,027          308,493,755        (128,095,373)

NET ASSETS:
Beginning net assets.............................................          401,727,886           93,234,131         221,329,504
                                                                   -------------------   ------------------   -----------------
Ending net assets................................................  $       444,443,913   $      401,727,886   $      93,234,131
                                                                   ===================   ==================   =================

    * For the ten months ended December 31, 1999. The Master Portfolio changed its fiscal year end from February 28 to December 31.

  The accompanying notes are an integral part of these financial statements.

BOND INDEX MASTER INVESTMENT PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS


1.   Significant Accounting Policies

     Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. MIP was organized on October 20, 1993 as a Delaware business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, and had no operations prior to March 1, 1994. MIP currently issues the following separate portfolios (the "Master Portfolios"), the Asset Allocation, Bond Index, LifePath Income (formerly "LifePath 2000"), LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, S&P 500 Index, Extended Index, International Index and U.S. Equity Index Master Portfolios. These financial statements relate to Bond Index Master Portfolio (the "Master Portfolio").

     The following significant accounting policies are consistently followed by MIP in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     Effective February 10, 1999, the Board of Trustees of MIP approved a change in fiscal year-end of the Master Portfolio from February 28 to December 31. Accordingly, the financial statements are presented for the ten-month period ended December 31, 1999.

     Security Valuation

     Debt securities of the Master Portfolio are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any securities, restricted securities or other assets for which market quotations are not readily available, are valued at fair value as determined in good faith in accordance with policies approved by MIP's Board of Trustees.

     Security Transactions and Income Recognition

     Security transactions are accounted for on the date the securities are purchased or sold (trade date). Interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts and premiums are accreted or amortized, respectively, under provisions of the Internal Revenue Code of 1986, as amended (the "Code").


     Federal Income Taxes

     The Master Portfolio intends to qualify as a partnership for federal income tax purposes. The Master Portfolio, therefore, believes that it will not be subject to any federal income tax on its income and net realized capital gains (if any). However, each investor in the Master Portfolio will be taxed on its allocable share of the partnership's income and capital gains for the purposes of determining its federal income tax liability. The determination of such share will be made in accordance with the applicable sections of the Code.

     It is intended that the Master Portfolio's assets, income and allocations will be managed in such a way that a regulated investment company investing in the Master Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the regulated investment company invested all of its assets in the Master Portfolio.

     Repurchase Agreements

     Transactions involving purchases of securities under agreements to resell such securities at a specified price and time ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in the Master Portfolio's Portfolio of Investments. The advisor to the Master Portfolio may pool the Master Portfolio's cash and invest in repurchase agreements entered into by the other Master Portfolios. The Master Portfolio's prospectus requires that the cash investments be fully collateralized based on values that are marked to market daily. The collateral is generally held by an agent bank under a tri-party agreement. It is the advisor's responsibility to value collateral daily and to obtain additional collateral as necessary to maintain the value at equal to or greater than 102% of market value. The repurchase agreements entered into on December 31, 1999 by the Master Portfolio are collateralized by U.S. Government securities.

2.   Agreements and Other Transactions with Affiliates

     Pursuant to an Investment Advisory Contract with the Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of the Master Portfolio's assets. BGFA is entitled to receive 0.08% of the average daily net assets of the Bond Index Master Portfolio, as compensation for advisory services. BGFA is an indirect subsidiary of Barclays Bank PLC.

     Investors Bank & Trust Company ("IBT") serves as the custodian to the Master Portfolio. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as Sub-Administrator of the Master Portfolio.

     Stephens Inc. ("Stephens"), is the sponsor and placement agent for the Master Portfolio.

     The MIP has entered into administration services arrangements with BGI and Stephens, as co-administrators, who have agreed jointly to provide general administration services to the Master Portfolio such as managing and coordinating third-party service relationships. BGI and Stephens are not entitled to compensation for providing administration services to the Master Portfolio. BGI and Stephens may delegate certain of their administration duties to sub-administrators.

     Certain officers and trustees of MIP are also officers of Stephens. As of December 31, 1999, these officers of Stephens collectively owned less than 1% of the Master Portfolio's outstanding beneficial interests.

3.   Investment Portfolio Transactions

     Purchases and sales of investments, exclusive of short-term securities, for the Master Portfolio were as follows:

                                                Bond Index
                                             Master Portfolio
                                  ------------------------------------
          Aggregate Purchases          Period ended         Year ended
          and Sales of:              Dec. 31, 1999*      Feb. 28, 1999
          ----------------------  -----------------  -----------------
          U.S. GOVERNMENT
          OBLIGATIONS:
          Purchases at cost           $ 117,198,084      $ 212,693,399

          Sales proceeds                 81,492,202         31,894,221

          OTHER SECURITIES:


          Purchases at cost            $ 48,301,376      $ 109,813,822

          Sales proceeds                 20,740,434          2,543,045


 * For the ten months ended December 31, 1999. The Master Portfolio changed its fiscal year end from February 28 to December 31.

4.   Portfolio Securities Loaned

     As of December 31, 1999, the Master Portfolio had loaned securities which were collateralized by money market mutual funds. The Master Portfolio receives transaction fees for providing services in connection with the securities lending program. The risks to the Master Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. The value of the securities on loan and the value of the related collateral were as follows:

                                                  Value of             Value of
                                                 Securities           Collateral
--------------------------------------------------------------------------------
Bond Index Master Portfolio                     $29,562,869          $30,485,950


5.   Financial Highlights

     The ratios of expenses and net investment income to average net assets and portfolio turnover rates (excluding short-term securities) for the Master Portfolio are as follows:

                                                                   For the           For the          For the
                                                              Period Ended        Year Ended       Year Ended
                                                              December 31,      February 28,     February 28,
Bond Index Master Portfolio                                         1999 *              1999             1998
--------------------------------------------------------- ----------------- ----------------- ----------------
Ratio of expenses to average net assets +                            0.08%             0.08%            0.08%
Ratio of net investment income to average net assets +               6.44%             6.31%            6.73%
Portfolio turnover                                                     25%               28%              59%


* For the ten months ended December 31, 1999. The Master Portfolio changed its fiscal year end from February 28 to December 31.

+    Annualized for period of less than one year.

Independent Auditors' Report
----------------------------

To the Interestholders and Board of Trustees of Master Investment Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Bond Index Master Portfolio (one portfolio of Master Investment Portfolio) as of December 31, 1999, and the related statements of operations for the ten-month period then ended and the year ended February 28, 1999 and the statements of changes in net assets for the ten-month period then ended and for each of the years in the two-year period ended February 28,1999. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bond Index Master Portfolio as of December 31, 1999, the results of its operations and the changes in its net assets for the periods indicated above in conformity with generally accepted accounting principles.

                                                                        KPMG LLP

San Francisco, California
February 11, 2000

                        X.COM U.S.A. MONEY MARKET FUND












                                 ANNUAL REPORT

                               December 31, 1999










                                                                   X.COM FUNDS

Dear Shareholder:

Thank you for investing in X.com Funds.

This Annual Report covers the short period of time since X.com launched the mutual funds on November 18, 1999. It is the first report of its kind for X.com Funds.

The three mutual funds comprising X.com Funds are designed to be the first building blocks of an individual's investment portfolio. Our choice of Barclays Global Fund Advisors master/feeder fund structure provides you with the expertise of one of the largest investment advisors in the world. The structure and content of these master funds (in which our funds invest) is also outlined in this annual report.

1999 was a year when stock prices soared (the S & P 500 Index gained 21.04/%) while bond prices fell (the Lehman Brothers Government/Corporate Bond Index declined 2.15%). This suggests that both market and sector diversification remains a smart and prudent strategy to follow. Recognizing the importance of diversification, X.com Funds will be offering additional investment choices later this year. In the meantime, be sure to check out our site often as we expand and improve the products and services offered to our customers.

Thanks again for choosing X.com Funds.



Elon Musk, Chairman

X.com U.S.A. Money Market Fund

Portfolio Manager Commentary - 4/th/ Quarter 1999
-------------------------------------------------

Concerns about inflation continued to color the economic landscape during the fourth quarter. Signs of a strong economy appeared through the quarter, leading to a third hike in the Federal Funds rate in November and concerns of further interest rate tightening.

In the first two weeks of October, interest rates reacted to news that the Producer Price Index rose 1.1% in September, sharply exceeding expectations of a 0.5% increase. The second half of the month, however, brought evidence of a healthy economy. A Gross Domestic Product growth rate of 4.8% was in line with the expected 4.7%, and favorable wage growth figures quelled fears that lower unemployment rates would result in higher inflation. Bond markets staged a brief rally at month end in response.

On November 16, the Federal Reserve Board (the "Fed") raised the Federal Funds rate by 0.25%. This increase, the third of the year, effectively erased the three rate cuts implemented in 1998. Inflation fears were reignited in December with the release of higher-than-expected retail sales figures. The Fed did not hike rates further, but that inaction was viewed as an effort to retain liquidity at year-end in light of Y2K concerns.

The Fund's fourth quarter performance was helped in part by Y2K preparation that had begun during the summer. In anticipation of the uncertainties surrounding the Year 2000, many corporations issued short-term debt to raise liquidity. This excess supply of debt drove prices down and yields up. Because the Master Investment Portfolio in which the Fund invests had a relatively high amount of cash on hand, it was able to take advantage of this phenomenon and buy debt at unusually low prices. The Fund's performance relative to its peer group reflects this opportunity.

X.com U.S.A. Money Market Fund
Statement of Assets and Liabilities
December 31, 1999
================================================================================

ASSETS
Investments:
Investment in Master Investment Portfolio -
       Money Market Master Portfolio, at value (Note 1).......... $  1,195,942
Receivables:
Fund shares sold.................................................        2,032
                                                                  ------------
       Total Assets..............................................    1,197,974
                                                                  ------------

LIABILITIES
Payables:
Fund shares redeemed.............................................        1,642
Due to X.com (Note 2)............................................          162
                                                                  ------------
       Total Liabilities.........................................        1,804
                                                                  ------------
TOTAL NET ASSETS................................................. $  1,196,170
                                                                  ============

Net assets consist of:
Paid-in capital..................................................    1,196,170
                                                                  ------------
TOTAL NET ASSETS................................................. $  1,196,170
                                                                  ============
CAPITAL SHARES:
Net Assets....................................................... $  1,196,170
Shares Outstanding...............................................    1,196,170

Net Asset Value, Offering Price and Redemption Price per Share... $       1.00
                                                                  ============


The accompanying notes are an integral part of these financial statements.

X.com U.S.A. Money Market Fund
Statement of Operations

================================================================================

                                                                                          Period from
                                                                                        November 18, 1999
                                                                                         (commencement of
                                                                                         operations) to
                                                                                        December 31, 1999
                                                                                        -----------------
NET INVESTMENT INCOME:
ALLOCATED FROM MASTER INVESTMENT PORTFOLIO
          Interest..................................................................    $           2,507
          Expenses (Note 2).........................................................                  (42)
                                                                                        -----------------
Net Investment Income Allocated from
     Master Investment Portfolio....................................................                2,465
                                                                                        -----------------

EXPENSES (NOTE 2):
Management fees.....................................................................                  195
                                                                                        -----------------
          Total expenses............................................................                  195
                                                                                        -----------------
Less:
     Fees reimbursed by X.com (Note 2)..............................................                  (40)
                                                                                        -----------------
          Net expenses..............................................................                  155
                                                                                        -----------------
NET INVESTMENT INCOME...............................................................                2,310
                                                                                        -----------------

NET INCREASE IN NET ASSETS RESULTING FROM
     OPERATIONS.....................................................................    $           2,310
                                                                                        =================

The accompanying notes are an integral part of these financial statements.

X.com U.S.A. Money Market Fund
Statement of Changes in Net Assets

================================================================================

                                                                               Period from
                                                                            November 18, 1999
                                                                            (commencement of
                                                                             operations) to
                                                                            December 31, 1999
                                                                            -----------------
INCREASE IN NET ASSETS
Operations:
Net investment income.................................................      $           2,310
                                                                            -----------------
Net increase in net assets resulting from operations..................                  2,310
                                                                            -----------------

Dividends and Distributions to Shareholders from:
Net investment income.................................................                 (2,310)
                                                                            -----------------
Total dividends and distributions to shareholders.....................                 (2,310)
                                                                            -----------------

Capital Share Transactions:
Net proceeds from sale of shares......................................              1,254,052
Net asset value of shares issued to shareholders in reinvestment
     of dividends and distributions...................................                  2,310
Cost of shares redeemed...............................................                (60,192)
                                                                            -----------------
Net increase in net assets from capital share transactions............              1,196,170
                                                                            -----------------

Net Increase in Net Assets............................................              1,196,170

NET ASSETS:
Beginning of period (November 18, 1999)...............................                      -
                                                                            -----------------
End of period.........................................................      $       1,196,170
                                                                            =================

SHARE TRANSACTIONS:
Number of shares sold.................................................              1,254,052
Number of shares issued through reinvestment of dividends and
     distributions....................................................                  2,310
Number of shares redeemed.............................................                (60,192)
                                                                            -----------------
Net increase in shares outstanding....................................              1,196,170
                                                                            =================

  The accompanying notes are an integral part of these financial statements.

X.com U.S.A. Money Market Fund
Financial Highlights

================================================================================

                                                                    Period from
                                                                  November 18, 1999
                                                                  (commencement of
                                                                   operations) to
                                                                  December 31, 1999
                                                                  -----------------
For a Share Outstanding for the Period

Net Asset Value, beginning of period...........................   $            1.00
                                                                  -----------------
Income from investment operations:
     Net investment income.....................................                0.01
     Net realized and unrealized gain on investments...........                   -
                                                                  -----------------
     Total income from investment operations...................                0.01
                                                                  -----------------

Less dividends and distributions to shareholders:
     Dividends from net investment income......................               (0.01)
     Distributions from net realized gains.....................                   -
                                                                  -----------------
     Total dividends and distributions.........................               (0.01)
                                                                  -----------------

Net asset value, end of period.................................   $            1.00
                                                                  =================

Total return...................................................                0.65% *

Ratios / Supplemental Data:
     Net assets, end of period (000s omitted) .................   $           1,196
     Ratio of expenses to average net assets (1)...............                0.50% **
     Ratio of net investment income to average net assets (2)..                5.92% **

---------------------------------------------------------------------------------------
 (1) Ratio of expenses to average net assets prior to
     reimbursement of fees.....................................                0.60% **
 (2) Ratio of net investment income to average net
     assets prior to reimbursement of fees.....................                5.82% **
---------------------------------------------------------------------------------------

 *   Not annualized.
**   Annualized.

  The accompanying notes are an integral part of these financial statements.

X.COM U.S.A. MONEY MARKET FUND
NOTES TO THE FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     X.com U.S.A. Money Market Fund (the "Fund") is one of a diversified series of X.com Funds (the "Trust"), a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was established as a Delaware business trust organized pursuant to a Declaration of Trust on June 3, 1999.

     The investment objective of the U.S.A. Money Market Fund is to provide a high level of income while preserving capital and liquidity.

     The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in comformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

          Investment Policy and Security Valuation

     The Fund is a "feeder" fund in a "master-feeder" structure. Instead of investing directly in individual securities, a feeder fund, which is offered to the public, invests in a Master Portfolio that has substantially the same investment objective as the feeder fund. It is the Master Portfolio that actually invests in the individual securities. The fund pursues its investment objective by investing all of its assets in the Money Market Master Portfolio (a "Master Portfolio") a separate series of the Master Investment Portfolio. The value of the Fund's investment in the Master Portfolio reflects the Fund's interest in the net assets of the Master Portfolio. As of December 31, 1999, the value of the Fund's investment in the Master Portfolio was 0.49% of the outstanding interests of the Money Market Master Portfolio.

     The Money Market Master Investment Portfolio uses the amortized cost method to value its portfolio securities; the Fund seeks to maintain a constant net asset value of $1.00 per share. There is no assurance that the Fund will meet this objective. The amortized cost method, which involves valuing a security at its cost and accreting or amortizing any discount or premium, respectively, over the period until maturity, approximates market value.

          Security Transactions and Income Recognition

     Security transactions are accounted for by the Master Portfolio on the date the securities are purchased or sold (trade date). Interest income is recognized on a daily accrual basis. Realized gains and losses are reported on the basis of identified cost of securities delivered. All net investment income and realized and unrealized capital gains and losses of the Master Portfolio are allocated as required by the Internal Revenue Code of 1986, as amended (the "Code").

     The performance of the Fund is directly affected by the performance of the corresponding Master Portfolio. The financial statements of the Master Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

          Dividends and Distributions to Shareholders

     Dividends to shareholders from net investment income of the Fund are declared daily and distributed monthly. Distributions to shareholders from any net realized capital gains are declared and distributed annually, generally in December.

     Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Fund.

          Federal Income Taxes

     The Fund is treated as a separate entity for federal income tax purposes. It is the policy of each fund to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to distribute annually all of its investment company taxable income and any net capital gains (taking into account capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal taxes was required at December 31, 1999.


2.   AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     X.com Asset Management, Inc. ("XAM"), a wholly owned subsidiary of X.com Corporation ("X.com") serves as the Funds' investment adviser. For both their advisory and administrative services, XAM is paid a "unified" fee from the Fund at an annual rate of 0.50% of the Fund's average daily net assets. Under this agreement between the Trust and XAM, XAM assumes all ordinary recurring direct costs of the Trust, such as custodian fees, director's fees, transfer agency fees and accounting fees, and excludes, generally, advisory fees and costs related to security transactions. XAM may delegate some of their administrative duties to the administrator.

     A fee waiver for the Fund is made pursuant to an expense limitation and reimbursement agreement with XAM that is in effect for an initial term of one year and will be renewed thereafter automatically for a one year term on an
annual basis.   The agreement can be changed, terminated or not renewed by either party only by giving 90 days' prior notice. XAM waived expenses totaling 0.10% of the Fund's average daily net assets for the period ended December 31, 1999.

     X.com serves as the shareholder servicing agent for the Fund. X.com is also responsible for maintaining the Fund's shareholder accounts.

     Pursuant to an Investment Advisory Contract with the Master Portfolio, Barclays Global Financial Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of the Master Portfolio's assets. For its services, BGFA is entitled to receive 0.10% of the average daily net assets of the Money Market Master Portfolio. The Fund bears a pro rata portion of the investment advisory fees paid by the Master Portfolio.

     Investor's Bank & Trust Company (the "Administrator") provides administrative services to the Fund. Services provided by the Administrator include, but are not limited to: managing the daily operations and business affairs of the Fund, subject to the supervision of the Board of Trustees; overseeing the preparation and maintenance of all documents and records required to be maintained by the Fund; preparing or assisting in the preparation of regulatory filings, prospectuses and shareholder reports; and preparing and disseminating material for meetings of the Board of Trustees and shareholders. XAM compensates the Administrator for services performed.

Independent Auditors' Report
----------------------------


To the Shareholders and Board of Trustees of X.com Funds:

We have audited the accompanying statement of assets and liabilities of X.com U.S.A. Money Market Fund (one series of X.com Funds) as of December 31, 1999 and the related statements of operations, changes in net assets and financial highlights for the period from November 18, 1999 (commencement of operations) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of X.com U.S.A. Money Market Fund as of December 31, 1999, the results of its operations, changes in its net assets, and its financial highlights for the period from November 18, 1999 to December 31, 1999 in conformity with generally accepted accounting principles.


                                                                        KPMG LLP



San Francisco, California
February 11, 2000

MASTER INVESTMENT PORTFOLIO--MONEY MARKET
MASTER PORTFOLIO--DECEMBER 31, 1999
Portfolio of Investments

                                                                                Yield to     Maturity
    Principal       Security Name                                               Maturity       Date              Value
                    CERTIFICATES OF DEPOSIT--13.85%
        5,000,000   Abbey National Treasury Service                            5.04%         02/08/00           4,999,997
        5,000,000   ABN Amro Bank NV                                           5.14%         02/22/00           4,999,725
        3,000,000   American Express Centurion                                 5.97%         02/03/00           3,000,000
       10,000,000   Bank of Montreal                                           5.09%         04/14/00           9,998,902
        3,000,000   Bayerische Hypo-Und Vereinsbank AG                         5.23%         03/01/00           3,000,048
        5,000,000   Chase Manhattan Bank                                       5.18%         03/15/00           4,999,414
        3,000,000   Credit Suisse First Boston                                 5.60%         06/04/00           3,000,000
                                                                                                              -----------
                    TOTAL CERTIFICATES OF DEPOSIT                                                             $33,998,086

                                                                                Yield to     Maturity
    Principal       Security Name                                               Maturity       Date              Value
                    COMMERCIAL PAPER--52.39%
        3,000,000   Accor BNP                                                  6.12%         02/04/00           2,982,660
        1,195,000   Atlantis One Funding Corp                                  5.93%         03/23/00           1,178,859
        8,096,000   BMW US Capital Corp                                        5.00%         01/03/00           8,093,751
        3,528,000   Countrywide Home Loans Inc                                 6.12%         02/15/00           3,501,011
        6,000,000   Countrywide Home Loans Inc                                 6.55%         02/03/00           5,963,975
        9,000,000   Dorada Finance Inc                                         5.82%         03/08/00           8,902,515
        5,000,000   Edison Asset Securization                                  5.86%         02/11/00           4,966,659
        4,270,000   Enterprises Funding Corp                                   6.50%         01/14/00           4,259,977
        2,977,000   Falcon Asset Securization                                  5.85%         02/18/00           2,953,779
        5,000,000   Falcon Asset Securization                                  5.86%         02/08/00           4,969,072
        2,184,000   Forrestal Funding                                          6.17%         01/18/00           2,177,637
        4,166,000   Forrestal Funding                                          6.22%         01/18/00           4,153,763
        3,000,000   General Electric Capital Corp                              5.95%         03/16/00           2,962,812
        2,100,000   General Electric Capital Corp                              6.00%         02/07/00           2,087,050
        3,000,000   General Electric Financial Assurance Holding               5.93%         04/10/00           2,950,584
        8,000,000   Greenwich Funding Corp                                     5.85%         02/10/00           7,948,000
        3,000,000   International Securitization Corp                          6.20%         01/27/00           2,986,567
        2,000,000   International Securitization Corp                          6.85%         01/18/00           1,993,531
        5,000,000   Intrepid Funding                                           5.88%         04/12/00           4,916,700
        1,500,000   Kitty Hawk Funding Corp                                    5.86%         02/15/00           1,489,013
        2,000,000   Lexington Parker Capital Corp                              6.10%         01/28/00           1,990,850
        8,000,000   Lexington Parker Capital Corp                              6.59%         02/07/00           8,000,000
        2,296,000   Liberty Street Funding Corp                                5.93%         03/15/00           2,268,013
        2,000,000   Liberty Street Funding Corp                                5.95%         02/07/00           1,987,770
        2,000,000   Liberty Street Funding Corp                                6.09%         02/17/00           1,984,098
        8,000,000   Merrill Lynch & Co Inc                                     6.15%         02/02/00           7,956,267
        4,300,000   Monte Rosa Capital Corp                                    5.87%         02/04/00           4,276,161
        2,000,000   Monte Rosa Capital Corp                                    5.95%         03/21/00           1,973,556
        2,204,000   Monte Rosa Capital Corp                                    6.00%         03/20/00           2,174,980
        2,000,000   Moriarty LLC                                               6.17%         01/26/00           1,991,431
        1,258,000   Silver Tower US Funding LLC                                5.90%         02/07/00           1,250,371
        2,000,000   Special Purpose Accounts Receviable Corp                   5.86%         02/10/00           1,986,978
        2,000,000   Thames Asset Global Securitization No. 1 Inc               6.00%         01/18/00           1,994,333
        3,000,000   Thames Asset Global Securitization No. 1 Inc               6.02%         02/15/00           2,977,425
        3,000,000   Transportadora de Gas del Sur SA                           6.00%         03/31/00           2,955,000
        1,411,000   Variable Funding Capital Corp                              7.00%         01/18/00           1,406,336

                                                                                                                 ------------
                    TOTAL COMMERCIAL PAPER                                                                       $128,611,484

                                                                                Yield to     Maturity
    Principal       Security Name                                               Maturity       Date                  Value
                    MEDIUM TERM NOTES--4.89%
        7,000,000   Morgan Guaranty Trust Co                                   5.36%         04/05/00               7,000,000
        5,000,000   SNB Key Bank Bank Notes                                    5.60%         06/16/00               4,998,464
                                                                                                                 ------------
                    TOTAL MEDIUM TERM NOTES                                                                       $11,998,464

                                                                                Yield to     Maturity
    Principal       Security Name                                               Maturity       Date                  Value
                    TIME DEPOSITS--5.30%
        8,000,000   Bayerische Hypo-Und Vereinsbank AG                         5.50%         01/03/00               8,000,000
        5,000,000   Canadian Imperial Bank of Commerce                         5.00%         01/03/00               5,000,000
                                                                                                                 ------------
                    TOTAL TIME DEPOSITS                                                                           $13,000,000

                                                                                Yield to     Maturity
    Principal       Security Name                                               Maturity       Date                  Value
                    U.S. GOVERNMENT AGENCY SECURITIES--2.04%
        5,000,000   Federal Home Loan Bank                                     4.95%         02/17/00               4,999,693
                                                                                                                 ------------
                    TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                                        $4,999,693

                                                                                Yield to     Maturity
    Principal       Security Name                                               Maturity       Date                  Value
                    VARIABLE & FLOATING RATE NOTES--20.69%
        4,818,056   Associates Manufactured Housing Certificates               6.69%         10/16/00               4,818,056
        7,000,000   Ford Motor Credit Co                                       5.74%         08/18/00               6,995,629
       10,000,000   GMAC Mortgage Corp                                         6.48%         01/04/00               9,994,603
        8,000,000   National City Bank                                         6.46%         10/04/00               7,992,734
        5,000,000   Norwest Financial Inc                                      6.49%         09/07/00               4,997,984
        5,000,000   Sigma Finance Inc                                          5.90%         09/14/00               5,000,000
        4,000,000   Sigma Finance Inc                                          5.99%         03/29/00               3,999,807
        7,000,000   Special Purpose Accounts Receivable Corp                   6.57%         02/07/00               7,000,000
                                                                                                                 ------------
                    TOTAL VARIABLE & FLOATING RATE NOTES                                                          $50,798,813


Principal           Security Name                                                                                    Value
                    REPURCHASE AGREEMENTS--0.00%
              643   Morgan Stanley Tri-party Repurchase Agreement dated                                                   643
                    12/31/99, due 01/03/00 with a 43 and an effective
                    yield of 2.40%, collateralized by U.S. Treasury Note
                    with a rate of 6.25%, a maturity of 04/30/01 and
                    market value of $10,129.
                                                                                                                 ------------
                    TOTAL REPURCHASE AGREEMENTS                                                                          $643


                    TOTAL INVESTMENTS IN SECURITIES                                               99.16%         $243,407,183
                    (Cost $243,407,183) * (Note 1)
                    Other Assets and Liabilities                                                  0.84 %            2,066,079
                                                                                             ----------          ------------
                    TOTAL NET ASSETS                                                             100.00%         $245,473,262
                                                                                             ==========          ============

--------------------------------------------------------------------------------
                * Cost for income tax purposes is the same as for financial statement purposes.

The accompanying notes are an integral part of these financial statements.

Money Market Master Portfolio
Statement of Assets and Liabilities
December 31, 1999
================================================================================

ASSETS
Investments:
In securities, at market value (Cost $243,407,183) (Note 1)........................   $ 243,407,183
Receivables:
Interest...........................................................................       2,140,308
                                                                                      -------------
       Total Assets................................................................     245,547,491
                                                                                      -------------

LIABILITIES
Payables:
Due to BGI (Note 2)................................................................          74,229
                                                                                      -------------
       Total Liabilities...........................................................          74,229
                                                                                      -------------

TOTAL NET ASSETS...................................................................   $ 245,473,262
                                                                                      =============

The accompanying notes are an integral part of these financial statements.

Money Market Master Portfolio
Statements of Operations

================================================================================

                                                                                For the Period Ended       For the Period Ended
                                                                                December 31, 1999*         December 31, 1999**
                                                                                --------------------       --------------------
NET INVESTMENT INCOME:
 Interest....................................................................   $          9,956,770       $          5,516,159
                                                                                --------------------       --------------------
      Total Investment Income................................................              9,956,770                  5,516,159
                                                                                --------------------       --------------------

EXPENSES (NOTE 2):
 Advisory fees...............................................................                189,564                    104,611
                                                                                --------------------       --------------------
      Total Expenses.........................................................                189,564                    104,611
                                                                                --------------------       --------------------
NET INVESTMENT INCOME........................................................              9,767,206                  5,411,548
                                                                                --------------------       --------------------

NET REALIZED GAIN ON INVESTMENTS
 Net realized gain on sale of investments....................................                  4,552                          -
                                                                                --------------------       --------------------
Net Gain on Investments......................................................                  4,552                          -
                                                                                --------------------       --------------------

 NET INCREASE IN NET ASSETS RESULTING FROM
      OPERATIONS.............................................................   $          9,771,758       $          5,411,548
                                                                                ====================       ====================

        * For the ten months ended December 31, 1999 The Master Portfolio changed its fiscal year end from February 28 to December 31.
       ** Period from September 1, 1998 (commencement of operations) to February
          28, 1999.

The accompanying notes are an integral part of these financial statements.

Money Market Master Portfolio
Statements of Changes in Net Assets

===============================================================================

                                                                         For the Period Ended           For the Period Ended
                                                                         December 31, 1999 *            February 28, 1999 **
                                                                         --------------------           --------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
      Net investment income..........................................    $           9,767,206          $          5,411,548
      Net realized gain on sale of investments.......................                    4,552                             -
                                                                         ---------------------          --------------------
Net increase in net assets resulting from operations.................                9,771,758                     5,411,548
                                                                         ---------------------          --------------------

Net increase (decrease) in net assets resulting from
      beneficial interest transactions...............................              (26,944,817)                  257,234,773
                                                                         ---------------------          --------------------

Increase (Decrease) in Net Assets....................................              (17,173,059)                  262,646,321

NET ASSETS:
Beginning net assets.................................................              262,646,321                             -
                                                                         ---------------------          --------------------
Ending net assets....................................................    $         245,473,262          $        262,646,321
                                                                         =====================          ====================


 * For the ten months ended December 31, 1999. The Master Portfolio changed its fiscal year end from February 28 to December 31.

** Period from September 1, 1998 (commencement of operations) to February 28,
   1999.

The accompanying notes are an integral part of these financial statements.

MONEY MARKET MASTER PORTFOLIO
NOTES TO THE FINANCIAL STATEMENTS


1.   Significant Accounting Policies

     Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. MIP was organized on October 20, 1993 as a Delaware business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, and had no operations prior to March 1, 1994. MIP currently issues the following separate portfolios (the "Master Portfolios"), the Asset Allocation, Bond Index, LifePath Income (formerly "LifePath 2000"), LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, S&P 500 Index, Extended Index, International Index and U.S. Equity Index Master Portfolios. These financial statements relate only to the Money Market Master Portfolio (the "Master Portfolio"). The Money Market Master Portfolio commenced operations on September 1, 1998, with the transfer of $170,362,016 in securities from Money Market Fund, of MasterWorks Funds Inc. (now Barclays Global Investors Funds Inc.).

     The following significant accounting policies are consistently followed by MIP in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     Effective February 10, 1999, the Board of Trustees of MIP approved a change in fiscal year-end of the Master Portfolio from February 28 to December 31. Accordingly, the financial statements are presented for the ten-month period ended December 31, 1999.

     Security Valuation

     The Master Portfolio uses the amortized cost method of valuation to determine the value of its portfolio securities in accordance with rule 2a-7 under the 1940 Act. The amortized cost method, which involves valuing a security at its cost and accreting or amortizing any discount or premium, respectively, over the period until maturity, approximates market value.

     Security Transactions and Income Recognition

     Security transactions are accounted for on the date securities are purchased or sold (trade date). Interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

     Federal Income Taxes

     The Master Portfolio intends to qualify as a partnership for federal income tax purposes. The Master Portfolio, therefore, believes that it will not be subject to any federal income tax on its income and net realized capital gains (if any). However, each investor in the Master Portfolio will be taxed on its allocable share of the partnership's income and capital gains for the purposes of determining its federal income tax liability. The determination of such share will be made in accordance with the applicable sections of the Internal Revenue Code of 1986, as amended (the "Code").

     It is intended that the Master Portfolio's assets, income and allocations will be managed in such a way that a regulated investment company investing in the Master Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the regulated investment company invested all of its assets in the Master Portfolio.

     Repurchase Agreements

     Transactions involving purchases of securities under agreements to resell such securities at a specified price and time ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in the Master Portfolio's Portfolio of Investments. The advisor to the Master Portfolio may pool the Master Portfolio's cash and invest in repurchase agreements entered into by the other Master Portfolios. The Master Portfolio's prospectus requires that the cash investments be fully collateralized based on values that are marked to market daily. The collateral is generally held by an agent bank under a tri-party agreement. It is the advisor's responsibility to value collateral daily and to obtain additional collateral as necessary to maintain the value at equal to or greater than 102% of market value. The repurchase agreements entered into on December 31, 1999 by the Master Portfolio are collateralized by U.S. Government securities.

2.   Agreements and Other Transactions with Affiliates

     Pursuant to an Investment Advisory Contract with the Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of each Master Portfolio's assets. BGFA is entitled to receive 0.10% of the average daily net assets of the Money Market Master Portfolio, as compensation for advisory services. BGFA is an indirect subsidiary of Barclays Bank PLC.

     Investors Bank & Trust Company ("IBT") serves as the custodian to the Master Portfolio. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as Sub-Administrator of the Master Portfolio.

     Stephens Inc. ("Stephens"), is the sponsor and placement agent for the Master Portfolio.

     The MIP has entered into administration services arrangements with BGI and Stephens, as co-administrators, who have agreed jointly to provide general administration services to the Master Portfolio, such as managing and coordinating third-party service relationships. BGI and Stephens are not entitled to compensation for providing administration services to the Master Portfolio. BGI and Stephens may delegate certain of their administration duties to sub-administrators.

     Certain officers and trustees of MIP are also officers of Stephens. As of December 31, 1999, these officers of Stephens collectively owned less than 1% of the Master Portfolio's outstanding beneficial interests.

3.   Financial Highlights

     The ratios of expenses and net investment income to average net assets for the Master Portfolio are as follows:

                                                                       For the           For the
                                                                  Period Ended      Period Ended
                                                                  December 31,      February 28,
     Money Market  Master Portfolio                                     1999 *           1999 **
     --------------------------------------------------------------------------------------------
     Ratio of expenses to average net assets +                           0.10%             0.10%
     Ratio of net investment income to average net assets +              5.23%             5.17%

* For the ten months ended December 31, 1999. The Master Portfolio changed its fiscal year end from February 28 to December 31.

** For the period from September 1, 1998 (commencement of operations) to February 28, 1999.

+    Annualized for period of less than one year.

Independent Auditors' Report
----------------------------

To the Interestholders and Board of Trustees of Master Investment Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Money Market Master Portfolio (one portfolio of Master Investment Portfolio) as of December 31, 1999, and the related statements of operations, and changes in net assets, for the ten-month period then ended and the period from September 1, 1999 (commencement of operation) to February 28, 1999. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Money Market Master Portfolio as of December 31, 1999, the results of its operations and the changes in its net assets for the periods indicated above in conformity with generally accepted accounting principles.


                                                               /s/ KPMG LLP

San Francisco, California
February 11, 2000